Exhibit 10.1
Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
EXECUTION
MASTER REPURCHASE AGREEMENT
among
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Buyer,
and
LOANDEPOT JPM WAREHOUSE FACILITY, LLC,
as Seller
and
LOANDEPOT JPM WAREHOUSE TRUST,
as Asset Subsidiary
and
LOANDEPOT.COM, LLC,
as Guarantor and Servicer

Dated October 30, 2024
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TABLE OF CONTENTS
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Section 39. Administrative Agent	85
Section 40. Limitation of Liability of Trustee	87
SCHEDULES
SCHEDULE 1-A     REPRESENTATIONS AND WARRANTIES RE: UNDERLYING MORTGAGE LOANS
SCHEDULE 1-B    REPRESENTATIONS AND WARRANTIES RE: POOLED LOANS
SCHEDULE 2    REPRESENTATIONS AND WARRANTIES RE: PURCHASED CERTIFICATES

EXHIBITS
EXHIBIT A    FORM OF CONFIRMATION LETTER
EXHIBIT B    FORM OF REPURCHASE/RELEASE REQUEST
EXHIBIT C    FORM OF SECTION 7 CERTIFICATE
EXHIBIT D    ASSET SCHEDULE FIELDS (NEW ORIGINATION ASSETS)
EXHIBIT E    FORM OF POWER OF ATTORNEY (SELLER PARTIES)

ANNEXES
ANNEX 1    RESERVED
ANNEX 2    ADDITIONAL INFORMATION FOR SELLER PARTIES AND GUARANTOR
ANNEX 3    ACCOUNTS
ANNEX 4    ENOTES
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MASTER REPURCHASE AGREEMENT
This is a MASTER REPURCHASE AGREEMENT, dated as of October 30, 2024, among LOANDEPOT JPM WAREHOUSE FACILITY, LLC, a Delaware limited liability company (the “Seller”), LOANDEPOT JPM WAREHOUSE TRUST, a Delaware statutory trust (the “Asset Subsidiary”, and together with Seller, each, a “Seller Party”, and collectively, the “Seller Parties”), LOANDEPOT.COM, LLC, as guarantor (in such capacity, the “Guarantor”) and as servicer (in such capacity, the “Servicer”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association organized under the laws of the United States (the “Administrative Agent” and a “Buyer”), and other Buyers joined hereto from time to time (together with Administrative Agent in its capacity as a Buyer, the “Buyers”).
Section 1.Applicability. From time to time the parties hereto may enter into transactions in which Seller agrees to transfer to Administrative Agent on behalf of the Buyers the Purchased Assets on a servicing released basis against the transfer of funds by Administrative Agent on behalf of the Buyers, with a simultaneous agreement by Administrative Agent on behalf of the Buyers to transfer to Seller such Purchased Assets on a servicing released basis at a date certain not later than the Termination Date. From time to time, Seller may request a Purchase Price Increase for a Purchased Asset in conjunction with an increase in the Asset Value of such Purchased Asset resulting from the acquisition of additional Eligible Assets by the Asset Subsidiary. From time to time, Seller may request a release of Underlying Assets from the Transactions hereunder in conjunction with an Optional Repurchase. Each transaction involving the transfer of a Purchased Asset or the addition or allocation of Underlying Assets to a Purchased Asset resulting in a Purchase Price Increase shall be referred to herein as a “Transaction” and, unless otherwise agreed in writing, shall be governed by this Agreement, including any supplemental terms or conditions contained in any annexes identified herein, as applicable hereunder. This Agreement is not a commitment by Administrative Agent on behalf of the Buyers to enter into Transactions with Seller but rather sets forth the procedures to be used in connection with periodic requests for Administrative Agent on behalf of the Buyers to enter into Transactions with Seller. Seller hereby acknowledges that Administrative Agent on behalf of the Buyers is under no obligation to agree to enter into, or to enter into, any Transaction pursuant to this Agreement.
For administrative and tracking purposes, each Underlying Asset shall be deemed subject to a separate Transaction, and the parties hereto may allocate Transactions and the related Underlying Assets to certain pools identified as Transaction Pools.
While this Agreement refers to Asset Subsidiary Interests representing direct beneficial interests in Underlying Assets, the parties understand that Underlying Assets are owned by the Asset Subsidiary and that the Asset Subsidiary Interests represent the ownership interest in the Underlying Assets. Accordingly, to the extent this Agreement refers to a beneficial interest in property owned by a Person (including the Underlying Assets owned by the Asset Subsidiary), such references shall be construed as referring to the ownership of such property by such Person. None of the Underlying Assets are owned by Seller, and the parties hereto do not intend to imply otherwise herein. If, despite the intent of the parties to the contrary, a court or other forum of

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competent jurisdiction were to hold that the transfer of any Underlying Asset to the Asset Subsidiary should be recharacterized as other than a sale, or that the separate ownership of any Underlying Assets by the Asset Subsidiary should be disregarded, and that therefore Seller should be deemed to hold an interest in such Underlying Assets, then under this Agreement Seller shall have sold (or, pursuant to Section 8 hereof, pledged) its interest in such Underlying Asset to Administrative Agent for the benefit of the Buyers.
In order to further secure the Obligations hereunder, the Asset Subsidiary shall pledge its interest in the Purchased Assets, Underlying Assets and any other pledged items or other assets of the Asset Subsidiary to Administrative Agent for the benefit of the Buyers.
As additional credit enhancement in connection with the Transactions hereunder and as a condition precedent to Administrative Agent for the benefit of the Buyers entering into the Transactions hereunder, Guarantor shall deliver the Guaranty and the Flow Assignment and Security Agreement to Administrative Agent for the benefit of the Buyers.
Section 2.Definitions. As used herein, the following terms shall have the following meanings (all terms defined in this Section 2 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa). Any capitalized term used but not defined herein shall have the meaning assigned to such term in the Pricing Side Letter:
“1934 Act” has the meaning set forth in Section 32(a) hereof.
“Accepted Servicing Practices” means, with respect to any Underlying Asset, those mortgage servicing practices of prudent mortgage lending institutions or servicers which service mortgage loans and real property, if applicable, of the same type as such Underlying Asset in the jurisdiction where the related real property is located.
“Administrative Agent” means JPMorgan Chase Bank, National Association or any successor thereto.
“Administrative Agent’s Methodology” means [***].
“Administrator” means, with respect to the Asset Subsidiary, loanDepot.com, LLC, in its capacity as trust’s agent of the Asset Subsidiary.
“Affiliate” means, with respect to any Person, any other Person, directly or indirectly controlling, or controlled by, or under common control with such Person, provided that no securitization trust or special purpose vehicle that issues non-recourse debt shall be considered an Affiliate. For the purposes of this definition, “control” means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting equity, by contract or otherwise. For the avoidance of doubt, none of the Permitted Holders, MTH Mortgage, LLC, MSC Mortgage, LLC, LGI Mortgage Solutions LLC, Henlopen Mortgage, LLC, BRP Home Mortgage, LLC, Commercial Agency USA, LLC, Heartwood

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Mortgage, LLC, or any joint venture formed by Guarantor after the date hereof shall be considered an Affiliate for purposes of this Agreement.
“Agency” means FHA, Freddie Mac, Fannie Mae, Ginnie Mae, RHS or VA, as applicable.
“Agency Mortgage Loan” means a first lien, one- to four-family residential Mortgage Loan that was underwritten in accordance with the guidelines of the applicable Agency.
“Agency Security” means a fully modified pass-through mortgage-backed certificate guaranteed by Ginnie Mae, a guaranteed mortgage pass-through certificate issued by Fannie Mae, or a mortgage participation certificate issued by Freddie Mac, in each case representing or backed by the Pooled Loans which is the subject of a Transaction.
“Agreement” means this Master Repurchase Agreement, among Administrative Agent, Buyer, loanDepot, as Guarantor and as Servicer, and Seller Parties, dated as of the date hereof, as the same may be further amended, restated, supplemented or otherwise modified in accordance with the terms hereof.
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to a Seller Party or Guarantor or any Subsidiary thereof from time to time concerning or relating to bribery or corruption, including, without limitation, the FCPA.
“Anti-Money Laundering Laws” has the meaning set forth in Section 12(bb) hereof.
“Appraisal” means, with respect to each Underlying Mortgage Loan, (i) an appraisal of the related Mortgaged Property conducted by an independent appraiser in accordance with FIRREA and certified by such independent appraiser as having been prepared in accordance with the requirements of the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation, or (ii) in the case of a Mortgage Loan underwritten in accordance with Agency requirements, such other valuation permitted by the applicable Agency.
“Asset File” means, with respect to an Underlying Asset, the documents and instruments relating to such Underlying Asset and set forth in the Custodial Agreement.
“Asset Guidelines” means, with respect to each Mortgage Loan, the applicable standards, procedures and guidelines used by a Seller Party or its Affiliates for the origination or acquisition of such Mortgage Loan, and in the case of Non-Agency Mortgage Loans and Junior Mortgage Loans, as delivered to Administrative Agent on the date hereof and, in each case, if requested by Administrative Agent, as amended or modified from time to time in accordance with this Agreement.
“Asset Representations and Warranties” means, with respect to (i) each Underlying Asset, the applicable representations and warranties set forth on any applicable Schedule 1 hereto, as such may be modified or supplemented, with respect to any Underlying Asset, in the

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Pricing Side Letter, and (ii) each Purchased Certificate, the applicable representations and warranties set forth on any applicable Schedule 2 hereto.
“Asset Schedule” means with respect to any Transaction as of any date, a mortgage asset schedule in the form of a computer tape or other electronic medium generated by or on behalf of Seller Parties and delivered to Administrative Agent and the Custodian, which provides information (including, without limitation, the information set forth on Exhibit D hereto) relating to the Underlying Assets in a format acceptable to Administrative Agent.
“Asset Schedule and Exception Report” means, howsoever defined in the applicable Custodial Agreement, a schedule identifying the mortgage assets with respect to which the applicable Custodian is holding the related Asset File under the Custodial Agreement, and including any inventory and exceptions with respect to the documents and instruments required to be included in such Asset File.
“Asset Subsidiary” means loanDepot JPM Warehouse Trust with respect to which the related Asset Subsidiary Interests are subject to Transactions hereunder.
“Asset Subsidiary Agreement” means that certain Amended and Restated Trust Agreement, dated as of October 30, 2024, by and between Administrator, as trust’s agent and depositor, and Trustee, as the same may be amended, restated, supplemented, or otherwise modified from time to time.
“Asset Subsidiary Certificate” means any certificate evidencing 100% of the Asset Subsidiary Interests of the Asset Subsidiary.
“Asset Subsidiary Interests” means, with respect to the Asset Subsidiary, 100% of the Capital Stock of the Asset Subsidiary.
“Asset Subsidiary Owned Assets” means all Underlying Assets and any other property related to the foregoing subject to a Transaction, owned by the Asset Subsidiary.
“Asset Subsidiary Repurchase Assets” has the meaning set forth in Section 8(a)(ii) hereof.
“Asset Value” has the meaning set forth in the Pricing Side Letter.
“Assignment and Acceptance” has the meaning set forth in Section 20(a) hereof.
“Assignment of Proprietary Lease” means the specific agreement creating a first lien on and pledge of the Co-op Shares and the appurtenant Proprietary Lease securing a Co-op Loan.
“Authorized Administrator for Finance Portal Access” means each person identified on Schedule 5 to the Pricing Side Letter and authorized to administer access to the Finance Portal on behalf of any Seller Party, as provided in Section 35(c) hereof.

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“Authorized Individual for Payment Instructions” means each person identified on Schedule 4 to the Pricing Side Letter and authorized to provide and confirm payment instructions on behalf of any Seller Party, as provided in Section 35(b) hereof.
“Authorized Representative” means, for the purposes of this Agreement and the Guaranty, an agent or Responsible Officer of a Seller Party or Guarantor, as applicable, listed on Schedule 3 to the Pricing Side Letter, as such Schedule 3 may be updated from time to time.
“AVM” means an automated valuation model providing computer generated home appraisals for mortgages based on comparable sales, title records and other market factors and having a minimum confidence score of at least 80%.
“Bankruptcy Code” means the United States Bankruptcy Code of 1978, as amended from time to time.
“Benchmark” has the meaning set forth in the Pricing Side Letter.
“Benchmark Administration Changes” means, with respect to the Benchmark (including any Benchmark Replacement Rate), any technical, administrative or operational changes, including, without limitation, changes to the timing and frequency of determining rates and making payments of Price Differential, length of lookback periods, and other administrative matters as may be appropriate, in Administrative Agent’s sole and good faith discretion using Administrative Agent’s Methodology, to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such Benchmark exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).
“Benchmark Replacement Rate” means a rate determined by Administrative Agent in accordance with Section 5(e) hereof.
“BPO” means an opinion of the fair market value of a Mortgaged Property or parcel of real property given by a licensed real estate agent or broker in conformity with customary and usual business practices, which generally includes at least three comparable sales and three comparable listings.
“Business Day” means a day other than (i) a Saturday or Sunday, (ii) any day on which banking institutions are authorized or required by law, executive order or governmental decree to be closed in the State of New York or (iii) any day on which the New York Stock Exchange, the Custodian or the Federal Reserve Bank of New York is closed.
“Business Purpose Loan” means a Mortgage Loan with respect to which the related Mortgaged Property is non-owner occupied and is primarily used for business or commercial purposes.

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“Buyer” and “Buyers” means, individually or collectively, as the context may require, JPMorgan Chase Bank, National Association, and each buyer identified by Administrative Agent from time to time and their respective successors in interest and assigns, and with respect to Section 7 hereof, their respective participants.
“Capital Lease Obligations” means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.
“Capital Stock” means, as to any Person, any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent equity ownership interests in a Person which is not a corporation, including, without limitation, any and all member or other equivalent interests in any limited liability company, limited partnership, trust, and any and all warrants or options to purchase any of the foregoing, in each case, designated as “securities” (as defined in Section 8-102 of the Uniform Commercial Code) in such Person, including, without limitation, all rights to participate in the operation or management of such Person and all rights to such Person’s properties, assets, interests and distributions under the related organizational documents in respect of such Person. “Capital Stock” also includes (i) all accounts receivable arising out of the related organizational documents of such Person; (ii) all general intangibles arising out of the related organizational documents of such Person; and (iii) to the extent not otherwise included, all proceeds of any and all of the foregoing (including within proceeds, whether or not otherwise included therein, any and all contractual rights under any revenue sharing or similar agreement to receive all or any portion of the revenues or profits of such Person).
“Change in Control” means, without the prior written approval of Administrative Agent:
(a) the acquisition by any Person or group within the meaning of the Exchange Act and the rules of the SEC thereunder, but excluding any employee benefit plan of such person or its Subsidiaries and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, if after giving effect to such acquisition, any Person or any such group other than the Permitted Holders or their Affiliates becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of fifty-one percent (51%) or more of the equity securities of loanDepot, Inc., a Delaware corporation, entitled to vote for members of the board of directors or equivalent governing body of Guarantor on a fully-diluted basis;
(b)any transaction or event as a result of which the Guarantor ceases to directly or indirectly own, beneficially or of record, 100% of the Capital Stock of Seller;
(c)any transaction or event as a result of which Seller ceases to own, directly, 100% of the Capital Stock of the Asset Subsidiary (provided that, for the sake of clarity, the transfer of any Purchased Certificate to Administrative Agent under this Agreement shall not be deemed a Change in Control); or

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(d)the sale, transfer, or other disposition of all or substantially all of any Seller Party’s or Guarantor’s assets (excluding any such action taken in connection with any securitization transaction or whole loan sale).
For the purposes of this definition, “control” means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting equity, by contract or otherwise.
“Closing Date” means October 30, 2024.
“CLTV” or “Combined LTV” means, with respect to any Underlying Asset secured by a junior lien, as of any date of determination, the ratio, expressed as a percentage, of (a) the sum of the outstanding principal balance of such Mortgage Loan (or the related credit limit with respect to an open HELOC), plus all other mortgage loans secured by the related Mortgaged Property which are senior or equal in priority to such Mortgage Loan (if applicable), divided by (b) the property value of the related Mortgaged Property as of such date of determination, as set forth in the most recent Appraisal or other valuation expressly permitted by the applicable Valuation Requirements.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Collection Account” means the segregated deposit account established by the Collection Account Bank in the name of Seller for the benefit of Administrative Agent for the benefit of Buyer, which shall be subject to the Collection Account Control Agreement, into which all Income shall be deposited.
“Collection Account Bank” means JPMorgan Chase Bank, N.A., in its capacity as account bank.
“Collection Account Control Agreement” means an agreement relating to the Collection Account among the Seller Parties, Administrative Agent and Collection Account Bank, in form and substance acceptable to Administrative Agent, as the same may be amended from time to time, and which shall provide for Administrative Agent control of the Collection Account as of the date of execution.
“Compliance Certificate” means a certificate in the form of Exhibit A of the Pricing Side Letter certified by an executive officer of Guarantor.
“Confidential Information” has the meaning set forth in Section 30(b) hereof.
“Confidential Terms” has the meaning set forth in Section 30(a) hereof.
“Confirmation” has the meaning set forth in Section 3(c)(i) hereof.
“Co-op Corporation” means, with respect to any Co-op Loan, the cooperative apartment corporation that holds legal title to the related Co-op Project and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

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“Co-op Loan” means an Underlying Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and collateral assignment of the related Proprietary Lease.
“Co-op Project” means, with respect to any Co-op Loan, all real property and improvements thereto and rights therein and thereto owned by a Co-op Corporation including, without limitation, the land, separate dwelling units, and all common elements.
“Co-op Shares” means, with respect to any Co-op Loan, the shares of stock issued by a Co-op Corporation and allocated to a Co-op Unit and represented by a stock certificate.
“Co-op Unit” means, with respect to any Co-op Loan, a specific unit in a Co-op Project.
“Costs” has the meaning set forth in Section 16(a) hereof.
“Custodial Agreement” means that certain Custodial Agreement, dated as of October 30, 2024, among the Seller Parties, Administrative Agent and Custodian, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Custodian” means Deutsche Bank National Trust Company, in its capacity as custodian, and any successor thereto under the Custodial Agreement.
“Daily Simple SOFR” means, with respect to each day or any portion thereof (an “Accrual Day”), the SOFR appearing as the rate for the day that is one (1) U.S. Government Securities Business Day prior to (i) if such Accrual Day is a U.S. Government Securities Business Day, such Accrual Day or (ii) if such Accrual Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such Accrual Day. If the rate for any such U.S. Government Securities Business Day has not been published by the applicable administrator within two (2) U.S. Government Securities Business Days following such day (and a Benchmark Replacement Rate has not been determined by Administrative Agent as provided herein), then the SOFR for such day will be the last appearing SOFR published prior to such day. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to Seller.
“Default” means an Event of Default or an event that with notice or lapse of time or both would become (by the terms of this Agreement) an Event of Default.
“Delinquent” and “Delinquency” means, with respect to a Mortgage Loan, any scheduled payment of principal or interest (or any part thereof) was not received by the close of business on the scheduled due date, determined by the MBA Method of Delinquency.
“Direct Disbursement Transaction” means a Transaction requested by Seller using the Finance Portal and with respect to which the Purchase Price is to be funded by Administrative Agent on behalf of Buyers, together with the related Haircut Amount from Seller, directly to the applicable Settlement Party.

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“Division/Series Transaction” means, with respect to any Person that is a limited liability company organized under the laws of the State of Delaware, that any such Person (a) divides into two or more Persons (whether or not the original Person or Subsidiary thereof survives such division) or (b) creates, or reorganizes into, one or more series, in each case, as contemplated under the laws of the State of Delaware, including without limitation Section 18-217 of the Delaware LLC Act.
“Dollars” and “$” means lawful money of the United States of America.
“Due Diligence Documents” has the meaning set forth in Section 19 hereof.
“eCommerce Laws” means (a) the Electronic Signatures in Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., (b) the Uniform Electronic Transaction Act as adopted in the relevant jurisdiction, (c) any applicable state or local equivalent or similar laws and regulations, and (d) any rules, regulations and guidelines promulgated under any of the foregoing.
“Effective Date” means the date upon which the conditions precedent set forth in Section 3(a) have been satisfied.
“Electronic Agent” means MERSCORP Holdings, Inc., or its successor in interest or assigns.
“Electronic Tracking Agreement” means one or more Electronic Tracking Agreements with respect to the tracking of changes in the ownership, mortgage servicers and servicing rights ownership of Underlying Assets held on MERS.
“Eligible Asset” means, with respect to each Transaction Pool, as set forth in the Pricing Side Letter.
“Eligible Product Type” means, with respect to each Transaction Pool, as set forth in the Pricing Side Letter.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor thereto, and the regulations promulgated and rulings issued thereunder.
“ERISA Affiliate” means any Person which, together with any Seller Party or Guarantor is treated, as a single employer under Section 414(b) or (c) of the Code or solely for purposes of Section 302 of ERISA and Section 412 of the Code is treated as a single employer described in Section 414 of the Code.
“Escrow Agreement” means that certain Fourth Amended and Restated Escrow Agreement, dated as of August 16, 2016, among Administrative Agent, Guarantor, and other parties thereto, as each may be amended, restated, supplemented, or otherwise modified from time to time.

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“Event of Default” has the meaning set forth in Section 14 hereof.
“Event of ERISA Termination” means (i) with respect to any Plan, a Reportable Event, (ii) the withdrawal of any Seller Party or Guarantor or ERISA Affiliate thereof from a Plan during a plan year in which it is a substantial employer, as defined in Section 4001(a)(2) of ERISA, (iii) the failure by any Seller Party or Guarantor or any ERISA Affiliate thereof to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA with respect to any Plan, including, without limitation, the failure to make on or before its due date a required installment under Section 430(j) of the Code or Section 303(j) of ERISA, (iv) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by any Seller Party or Guarantor or any ERISA Affiliate thereof to terminate any Plan, (v) the failure to meet the requirements of Section 436 of the Code resulting in the loss of qualified status under Section 401(a)(29) of the Code, (vi) the institution by the PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, (vii) the receipt by any Seller Party or Guarantor or any ERISA Affiliate thereof of a notice from a Multiemployer Plan that action of the type described in the previous clause (vi) has been taken by the PBGC with respect to such Multiemployer Plan, or (viii) any event or circumstance exists which may reasonably be expected to constitute grounds for any Seller Party or Guarantor or any ERISA Affiliate thereof to incur liability under Title IV of ERISA or under Sections 412(b) or 430(k) of the Code with respect to any Plan.
“Excluded Taxes” has the meaning set forth in Section 7(a) hereof.
“Expenses” means all present and future reasonable out-of-pocket expenses incurred by or on behalf of Administrative Agent and Buyers in connection with this Agreement or any of the other Facility Documents and any amendment, supplement or other modification or waiver related hereto or thereto, whether incurred heretofore or hereafter, which expenses shall include the cost of title, lien, judgment and other record searches; reasonable attorneys’ fees; and costs of preparing and recording any UCC financing statements or other filings necessary to perfect the security interest created hereby.
“Facility Documents” means this Agreement, each Pricing Side Letter, the Guaranty, each Custodial Agreement, the Electronic Tracking Agreement, if applicable, any Servicing Agreement, if applicable, each Servicer Notice, the Collection Account Control Agreement, each Power of Attorney, the Intercreditor Agreement, the Joint Securities Account Control Agreement, the Escrow Agreement, the Asset Subsidiary Agreement, the Flow Assignment and Security Agreement, and any and all other documents and agreements executed and delivered by any Seller Party or Guarantor in connection with this Agreement or any Transactions hereunder, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Fannie Mae” means the Federal National Mortgage Association, or any successor thereto.
“FCPA” has the meaning set forth in Section 12(ee) hereof.

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“FDIA” has the meaning set forth in Section 31(c) hereof.
“FICO” means the consumer credit score generated by the Fair Isaac Corporation or any successor thereto.
“Finance Portal” means the website maintained by Administrative Agent and used by Seller and Administrative Agent to administer the Transactions, including the funding of Transactions from time to time, and certain notice and reporting requirements contemplated by the Facility Documents and other related arrangements.
“Finance Portal Approved User” has the meaning set forth in Section 35(c) hereof.
“Financial Condition Covenants” means the covenants set forth in Section 2 of Annex 1 to the Pricing Side Letter.
“Financial Reporting Requirements” means the requirements set forth in Section 3 of Annex 1 to the Pricing Side Letter.
“Financial Statements” means the consolidated financial statements of Guarantor prepared in accordance with GAAP for the year or other period then ended. Such financial statements will be audited, in the case of annual statements, by Ernst & Young or such other independent certified public accountants not objected to by Administrative Agent.
“FIRREA” means the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and the regulations promulgated thereunder.
“Fitch” means Fitch Ratings, Inc., or any successor thereto.
“Flow Assignment and Security Agreement” means that certain Flow Assignment and Security Agreement, dated as of October 30, 2024, among the Seller Parties, Administrative Agent and Guarantor, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Freddie Mac” means the Federal Home Loan Mortgage Corporation, or any successor thereto.
“GAAP” means generally accepted accounting principles in the United States of America, applied on a consistent basis and applied to both classification of items and amounts, and shall include, without limitation, the official interpretations thereof by the Financial Accounting Standards Board, its predecessors and successors.
“Ginnie Mae” means the Government National Mortgage Association, or any successor thereto.
“GLB Act” has the meaning set forth in Section 30(b) hereof.

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“Governmental Authority” means any nation or government, any state, county, municipality or other political subdivision thereof or any governmental body, agency, authority, department or commission (including, without limitation, any taxing authority) or any instrumentality or officer of any of the foregoing (including, without limitation, any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned by or controlled by the foregoing.
“Guarantee” means, [***].
“Guarantor” means loanDepot.com, LLC, and its successors in interest and assigns.
“Guaranty” means that certain Guaranty, made by the Guarantor in favor of Administrative Agent for the benefit of Buyers, dated as of October 30, 2024, as amended, restated, supplemented or otherwise modified from time to time.
“Haircut Account” means a cash deposit account with Administrative Agent on behalf of the Buyers which shall be titled as designated by Administrative Agent, to which Administrative Agent shall have exclusive access and control, and which is identified on Annex 3.
“Haircut Account Minimum Balance” means $[***].
“Haircut Amount” means, with respect to any Eligible Asset to be purchased by Administrative Agent on behalf of Buyers pursuant to a Direct Disbursement Transaction hereunder, the shortfall between (x) the origination proceeds or acquisition price of such Eligible Asset requested to be disbursed to the related Settlement Party and (y) the Purchase Price to be paid by Administrative Agent on behalf of Buyers.
“Hedge Agreement” means, with respect to any or all of the Underlying Assets, any short sale of a bill, note, or bond issued and guaranteed by the U.S. Department of the Treasury, or futures contract, or mortgage related security, or eurodollar futures contract, or options related contract, or interest rate swap, cap or collar agreement or take-out commitment, or similar arrangement providing for protection against fluctuations in interest rates or the exchange of obligations, either generally or under specific contingencies, entered into by any Seller Party pursuant to its customary hedging policies, as amended from time to time.
“HELOC” means an open or closed home equity revolving line of credit secured by a mortgage, deed of trust or other instrument creating a first or junior lien on the related residential Mortgaged Property, which lien secures the related line of credit.
“Hsieh Investors” means each [***].
“Income” means, with respect to the Purchased Assets and any Underlying Asset at any time, all principal and interest, dividends or other distributions received thereon, including any sale, refinance and Liquidation Proceeds, proceeds of Hedge Agreements, insurance or guarantee

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proceeds of any kind, and all interest, fees, payments of any kind and other amounts received thereon, and including all reimbursement payments or collections of servicing advances.
“Indemnified Party” has the meaning set forth in Section 16(a) hereof.
“Insolvency Event” means, for any Person:
(i)that such Person shall discontinue or abandon operation of its business;
(ii)that such Person shall fail generally to, or admit in writing its inability to, pay its debts as they become due;
(iii)a proceeding has been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency, liquidation, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person, or for any substantial part of its property, or for the winding-up or liquidation of its affairs and such decree or order shall remain undismissed, unstayed and in effect for a period of [***]days or more;
(iv)the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or such Person’s consent to the entry of an order for relief in an involuntary case under any such Requirement of Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person, or for any substantial part of its property, or any general assignment for the benefit of creditors; or
(v)if such Person is not an individual, such Person, or any of its Subsidiaries, shall take any action in furtherance of, or the action of which would result in any of the actions set forth in the preceding clauses (i), (ii), (iii) or (iv).
“Intercreditor Agreement” means that certain Fourth Amended and Restated Intercreditor Agreement, dated as of August 16, 2016, among Administrative Agent, Guarantor, and other parties thereto, as each may be amended, restated, supplemented, or otherwise modified from time to time.
“Investment Company Act” means the Investment Company Act of 1940, as amended, including all rules and regulations promulgated thereunder.
“Joint Securities Account Control Agreement” means that certain Fourth Amended and Restated Joint Securities Account Control Agreement, dated as of August 16, 2016, among Administrative Agent, Guarantor, and other parties thereto, as each may be amended, supplemented or otherwise modified from time to time.

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“JPM Takeout” means such Mortgage Loan is subject to a take-out commitment with JPMorgan Chase Bank, N.A. or an Affiliate thereof.
“Junior Mortgage Loan” means a one- to four-family residential Mortgage Loan secured by a lien other than a first lien in the related Mortgaged Property.
“Lien” means any lien, claim, charge, restriction, pledge, security interest, mortgage, deed of trust or other encumbrance.
“Liquidation Proceeds” means, with respect to an Underlying Asset, all cash amounts received in connection with: (i) the liquidation of the Underlying Asset or the related Mortgaged Property or other collateral constituting security for such Underlying Asset through trustee’s sale, foreclosure sale, disposition or otherwise, exclusive of any portion thereof required to be released to the related Mortgagor, (ii) the realization upon any deficiency judgment obtained against a Mortgagor, or (iii) any other amounts collected on account of any insurance, guarantees or other subsequent recoveries.
“Loan Record” means all books, records, ledger cards, files, papers, documents, instruments, certificates, systems logs, audit trails, appraisals, reports, correspondence, customer lists, and other information and data, descriptions, catalogs or lists of such information or data, computer printouts, media (tapes, discs, cards, drives, flash memory or any other kind of physical or virtual data or information storage media or systems) and the related software and systems, including archived versions of such software and systems (subject to any licensing restrictions), and similar items that at any time evidence or contain information relating to an Underlying Asset, and other information and data that is used or useful for originating, managing and administering such Underlying Asset, and the applicable Seller Party’s rights to access the same, whether exclusive or nonexclusive, to the extent that such access rights may lawfully be transferred or used by the applicable Seller Party’s permittees, and any computer programs that are owned by the applicable Seller Party (or licensed to the applicable Seller Party under licenses that may lawfully be transferred or used by the applicable Seller Party’s permittees) and that are used or useful to access, organize, input, read, print or otherwise output and otherwise handle or use such information and data.
“LTV” means, with respect to any Underlying Asset as of any date of determination, the ratio, expressed as a percentage, of (a) the sum of the outstanding principal balance of such Mortgage Loan (or the related credit limit with respect to an open HELOC, if applicable), divided by (b) the property value of the related Mortgaged Property as of such date of determination, as set forth in the most recent Appraisal or other valuation expressly permitted by the applicable Valuation Requirements.
“Margin Call” has the meaning set forth in Section 4(b) hereof.
“Margin Deficit” has the meaning set forth in the Pricing Side Letter.
“Margin Deficit Cure Amount” has the meaning set forth in the Pricing Side Letter.

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“Margin Excess” has the meaning set forth in Section 4(e) hereof.
“Margin Excess Notice” has the meaning set forth in Section 4(e) hereof.
“Margin Threshold” has the meaning set forth in the Pricing Side Letter.
“Market Value” has the meaning set forth in the Pricing Side Letter.
“Material Adverse Effect” means a material adverse effect on (a) the Property, business, operations, or financial condition of any Seller Party or Guarantor taken as a whole; (b) the ability of any Seller Party or Guarantor to perform its obligations under any of the Facility Documents to which it is a party; (c) the validity or enforceability of any of the Facility Documents; or (d) the rights and remedies of Administrative Agent, Buyers or any of their respective Affiliates under any of the Facility Documents; in each case as determined by Administrative Agent in its sole good faith discretion.
“Maximum Pool Purchase Price” has the meaning set forth in the Pricing Side Letter.
“Maximum Purchase Price” means the aggregate amount of all Maximum Pool Purchase Prices.
“MBA Method of Delinquency” means, with respect to a Mortgage Loan, the methodology used by the Mortgage Bankers Association for assessing delinquency. For the avoidance of doubt, under the MBA Method of Delinquency, a mortgage loan is considered “30 days delinquent” if the Mortgagor fails to make a monthly payment prior to the close of business on the day that immediately precedes the due date on which the next monthly payment is due. For example, a Mortgage Loan will be considered thirty (30) days delinquent if the Mortgagor fails to make a monthly payment originally due on September 1 by the close of business on September 30.
“MERS” means the mortgage electronic registry system operated by the Electronic Agent that tracks changes in Mortgage ownership, mortgage servicers and servicing rights ownership.
“Moody’s” means Moody’s Investors Service, Inc. or any successors thereto.
“Mortgage” means each mortgage, assignment of rents, security agreement and fixture filing, or deed of trust, deed to secure debt, or similar instrument creating and evidencing a lien on real property and other property and rights incidental thereto, unless such Mortgage is granted in connection with a Co-op Loan, in which case the first lien position is in the stock of the subject cooperative association and in the tenant’s rights in the cooperative lease relating to such stock.
“Mortgage Loan” means any mortgage loan (including a home equity line of credit) that is an Eligible Product Type, and which is secured by a Mortgage and evidenced by and including a Mortgage Note.

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“Mortgage Note” means the promissory note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage, including the credit line agreement with respect to a home equity line of credit.
“Mortgaged Property” means the real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.
“Mortgagor” means the obligor or obligors on a Mortgage Note, including any Person who has assumed or guaranteed the obligations of the obligor thereunder.
“Multiemployer Plan” means, with respect to any Person, a “multiemployer plan” as defined in Section 3(37) of ERISA which is or was at any time during the current year or the immediately preceding five (5) years contributed to (or required to be contributed to) by such Person or any ERISA Affiliate thereof on behalf of its employees and which is covered by Title IV of ERISA.
“Non-Agency Mortgage Loan” means a first lien one- to four-family residential Mortgage Loan that was underwritten in accordance with the underwriting requirements for a non-agency investor or mortgage loan securitization and not the guidelines of an Agency.
“Non-Excluded Taxes” has the meaning set forth in Section 7(a) hereof.
“Obligations” means [***].
“OFAC” has the meaning set forth in Section 12(cc) hereof.
“OFAC-Administered Sanctions” has the meaning set forth in Section 12(cc) hereof.
“Operating Account” means Administrative Agent’s account, for the benefit of Buyers, to which Administrative Agent shall have exclusive access and control, and which is identified on Annex 3.
“Optional Repurchase” has the meaning set forth in Section 3(e) hereof.
“Originator” means any originator of Mortgage Loans acceptable to Administrative Agent for the benefit of Buyers in its sole discretion.
“Other Taxes” has the meaning set forth in Section 7(b) hereof.
“Parthenon Investors” means [***].
“Payment Date” means the twenty-fifth (25th) day of each month, or if such date is not a Business Day, the Business Day immediately succeeding such day.

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“Payment Period” means, with respect to each Payment Date, the period (x) beginning on the first calendar day following the preceding Payment Period (or, in the case of the first Payment Date, on the Closing Date), and (y) ending on (and including) the earlier of (i) the Repurchase Date and (ii) the [***]preceding such Payment Date.
“Payments Waterfall” means, with respect to each Transaction Pool, as set forth in the Pricing Side Letter.
“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.
“Permitted Holders” means any of the Hsieh Investors and the Parthenon Investors.
“Permitted Tax Distributions” means distributions by Seller for the purpose of enabling LD Holdings Group LLC to make Tax Distributions, as defined and set forth in the limited liability company agreement of LD Holdings Group LLC.
“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).
“Plan” means, with respect to any Seller Party or Guarantor, any employee benefit or similar plan that is or was at any time during the current year or immediately preceding five (5) years established, maintained or contributed to by any Seller Party, Guarantor or any ERISA Affiliate thereof and that is covered by Title IV of ERISA, other than a Multiemployer Plan.
“Pledged Account” means the Collection Account.
“Pooled Loan” means any (a) Mortgage Loan that is subject to a Transaction hereunder and is part of a pool of Mortgage Loans certified by the applicable custodian to an Agency for the purpose of being sold to an Agency or swapped for an Agency Security backed by such pool, in each case, in accordance with the terms of guidelines issued by the applicable Agency, and (b) Agency Security to the extent received in exchange for, and backed by a pool of, Mortgage Loans subject to a Transaction hereunder.
“Pooling Documents” means each of the original schedules, forms and other documents (other than the Mortgage Note) required to be delivered by or on behalf of Guarantor with respect to a Pooled Loan to the Agency and/or the Administrative Agent and/or the Custodian.
“Post-Default Rate” has the meaning set forth in the Pricing Side Letter.
“Power of Attorney” means a power of attorney in the form of Exhibit E hereto delivered by each Seller Party.
“Price Differential” means, with respect to any Transaction hereunder, as of any date of determination, the aggregate amount obtained by daily application of the applicable Pricing Rate (or, during the continuation of an Event of Default, by daily application of the Post-Default Rate)

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to the Purchase Price for such Transaction on a 360-day-per-year basis for the actual number of days elapsed during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) such date of determination, reduced by any amount of Price Differential previously paid by Seller to Administrative Agent on behalf of Buyers with respect to such Transaction.
“Pricing Rate” has the meaning set forth in the Pricing Side Letter.
“Pricing Side Letter” means, with respect to each Transaction Pool and the Underlying Assets related thereto, that applicable letter agreement entered into among Administrative Agent, Buyers, Seller Parties, and Guarantor in connection with this Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Principal Paydown Payments” shall mean payments of principal, including full and partial prepayments, related to the Underlying Assets.
“Prohibited Person” has the meaning set forth in Section 12(cc) hereof.
“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.
“Proprietary Lease” means the lease on a Co-op Unit evidencing the possessory interest of the owner in the Co-op Shares in such Co-op Unit.
“Purchase Date” means, with respect to each Purchased Asset and Underlying Asset, the date on which such Purchased Asset, or the beneficial ownership in such Underlying Asset, as applicable, is transferred by Seller to Administrative Agent for the benefit of Buyers or its designee hereunder, and each related Purchase Price Increase Date, as applicable.
“Purchase Price” means, without duplication, (a) with respect to each Eligible Asset, the amount advanced by Administrative Agent on behalf of Buyers to Seller on the related Purchase Date (not to exceed the Asset Value of such Underlying Asset), which amount (i) may be increased from time to time in connection with a Purchase Price Increase, and (ii) shall be reduced by the amount of any Income or other payments received by Administrative Agent and applied to the repayment or reduction of the Purchase Price in accordance with the terms of this Agreement, and (b) with respect to each Purchased Asset, the sum of the Purchase Prices for all Underlying Assets allocated thereto and subject to Transactions.
“Purchase Price Increase” means, with respect to (a) any Underlying Asset, an increase in the Purchase Price allocable to such Underlying Asset and advanced by Administrative Agent on behalf of Buyers, to Seller on any date after the related initial Purchase Date for such Underlying Asset, and (b) a Purchased Certificate, an increase in the Purchase Price for such Purchased Certificate as a result of a Purchase Price Increase occurring with respect to Underlying Assets allocable to such Purchased Certificate or as a result of additional Eligible Assets being allocated to such Purchased Certificate.

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“Purchase Price Increase Date” means the date upon which Administrative Agent on behalf of Buyers and Seller effectuate a Purchase Price Increase.
“Purchase Price Percentage” has the meaning set forth in the Pricing Side Letter.
“Purchased Asset” means each Purchased Certificate transferred by Seller to Administrative Agent for the benefit of Buyers, in a Transaction hereunder.
“Purchased Certificate” means each Asset Subsidiary Certificate transferred by Seller to Administrative Agent for the benefit of Buyers, in a Transaction hereunder, together with the Asset Subsidiary Interests evidenced by such Purchased Certificate and including the beneficial ownership interest in the Underlying Assets related thereto, and which complies in all material respects with the applicable Asset Representations and Warranties.
“Qualified Originator” means an originator of Mortgage Loans that (i) is not an Affiliate of any Seller Party and (ii) is acceptable under the Asset Guidelines.
“Rating Agency” means any of S&P, Moody’s or Fitch.
“Recognition Agreement” means an agreement with respect to a Co-op Loan, among a Co-op Corporation, a lender, and a Mortgagor, whereby such parties (i) acknowledge that such lender may make, or intends to make, such Co-op Loan, and (ii) make certain agreements with respect to such Co-op Loan.
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA as to which the PBGC has not by regulation waived the reporting of the occurrence of such event.
“Reporting Date” means the Business Day preceding each Payment Date.
“Repurchase Assets” has the meaning provided in Section 8(a)(ii) hereof.
“Repurchase Date” means the date on which Seller is to repurchase the Purchased Assets (or effect the removal of Underlying Assets allocable to a Purchased Asset) or obtain the release of certain Underlying Assets subject to a Transaction from Administrative Agent on behalf of Buyers, which shall be a date agreed to between Seller and Administrative Agent and not later than the Termination Date, or such earlier date if requested in connection with an Optional Repurchase or as determined by application of the provisions of Section 3 or 15 hereof.
“Repurchase Price” means the price at which the Purchased Assets (or Underlying Assets supporting any Purchase Price) are to be transferred from Administrative Agent for the benefit of Buyers, or its designee to Seller (and with respect to the Underlying Assets, released from the Lien by Administrative Agent to Seller Parties) upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the applicable Purchase Price (allocated to the related Underlying Assets) and the accrued but unpaid Price Differential as of the date of such determination.

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“Requirement of Law” means, as to any Person, any law, treaty, rule, regulation, procedure or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Responsible Officer” means, as to any Person, the chief executive officer, the chief financial officer, the treasurer or the head of capital markets of such Person. In no event shall the Trustee (or any officer or employee thereof) be considered a Responsible Officer with respect to the Asset Subsidiary.
“S&P” means Standard & Poor’s Ratings Services, or any successor thereto.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, by the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a country, region or territory which is itself the subject or target of any Sanctions, or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).
“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, and (b) the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority.
“SEC” means the Securities and Exchange Commission.
“Section 7 Certificate” has the meaning set forth in Section 7(e)(ii) hereof.
“Securities Issuance Failure” means the failure of a pool of Pooled Loans to back the issuance of an Agency Security.
“Seller” means loanDepot JPM Warehouse Facility, LLC and/or any successor in interest thereto.
“Seller Party” means each of Seller and Asset Subsidiary, individually or collectively, as the context may require.
“Seller Repurchase Assets” has the meaning provided in Section 8(a)(i) hereof.
“Servicer” means (a) loanDepot.com, LLC or (b) any other servicer approved by Administrative Agent in its sole discretion.
“Servicer Notice” means, with respect to each Servicer other than loanDepot.com, LLC, each servicer notice entered into by a Servicer, Administrative Agent on behalf of Buyers, Seller Parties, and any other related parties thereto, in form and substance acceptable to Administrative

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Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Servicer Termination Event” means, with respect to any Servicer, (a) any Agency or Governmental Authority revokes or materially restricts the authority of Servicer to service Mortgage Loans, or Servicer shall fail to meet all requisite servicer eligibility qualifications promulgated by any Agency and either an Authorized Representative of any Seller Party has knowledge of such occurrence or Administrative Agent has provided written notice of such occurrence to Seller or (b) a material breach subject to any applicable cure period by such Servicer of, (i) with respect to loanDepot.com, LLC, the provisions of Section 17 hereof, and (ii) with respect to any other servicer, the related Servicing Agreement or Servicer Notice.
“Servicing Agreement” means, with respect to each Servicer other than loanDepot.com, LLC, any servicing agreement entered into between any Seller Party and a Servicer, as the same may be amended from time to time, as modified by any related Servicer Notice.
“Servicing Fee” means, with respect to any Underlying Asset, an amount set forth in the applicable Servicing Agreement.
“Servicing Records” means, with respect to each Underlying Asset all servicing records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records instruments, agreements and other books, reports and data generated by other media for the storage of information in each case relating to or evidencing the servicing of such Underlying Asset.
“Servicing Rights” means rights of any Person to administer, service or subservice, the Underlying Assets or to possess related Servicing Records. The parties hereto acknowledge that servicing rights and Servicing Records with respect to the Underlying Assets serviced by the related Servicer have been pledged to Administrative Agent for the benefit of Buyers, together with the related Underlying Asset and, as such, the Underlying Assets are pledged on a “servicing released” basis.
“Settlement Party” means, in connection with each Direct Disbursement Transaction, the party identified in the related Transaction Request as the intended recipient of the applicable Purchase Price and Haircut Amount for such Eligible Asset to be disbursed by Administrative Agent, which party shall be either (a) a title company, title insurance agent, escrow company or attorney reasonably acceptable to Administrative Agent that is a division, subsidiary, licensed agent, or authorized agent of a title insurance underwriter, unaffiliated with Seller (other than LD Settlement Services, LLC and its Subsidiaries (existing as of the date of this Agreement), which is approved by the Administrative Agent as of the date of this Agreement and for so long as it is an Affiliate of Seller and eligible to act as a settlement party under applicable Agency Guidelines) and insured against errors and omissions in such amounts and covering such risks as are at all times customary for its business and with industry standards, to which the origination proceeds for such Mortgage Loan are to be wired in accordance with local law and practice, or

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(b) an unaffiliated seller of such Mortgage Loan to Seller that is acceptable to Administrative Agent in its sole discretion.
“Single-Employer Plan” means a single-employer plan as defined in Section 4001(a)(15) of ERISA which is subject to the provisions of Title IV of ERISA.
“SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on its website.
“Special Purpose Entity” means a Person, other than an individual, which is formed or organized solely for the purpose of holding, directly or indirectly, an ownership interest in one or more Underlying Assets, does not engage in any business unrelated to the Underlying Assets, does not have any assets other than as otherwise expressly permitted by this Agreement or the other Facility Documents, has its own separate books and records which are separate and apart from the books and records of any other Person, will not commingle its funds with any other Person, and is subject to all of the limitations on the powers set forth in the organizational documentation of such Person as in effect on the date hereof, and holds itself out as a Person separate and apart from any other Person and otherwise complies with all of the covenants set forth in Section 13(ee) hereof.
“Specified Covenants” means, with respect to a Seller Party and Guarantor, the covenants contained in the following paragraphs of Section 13 of this Agreement: [***]
“Specified Representations” means, with respect to a Seller Party and Guarantor, the representations, warranties and certifications contained in the following paragraphs of Section 12 of this Agreement[***].
“Stock Certificate” means, with respect to a Co-op Loan, the certificates evidencing ownership of the Co-op Shares issued by the Co-op Corporation.
“Stock Power” means, with respect to a Co-op Loan, an assignment of the Stock Certificate or an assignment of the Co-op Shares issued by the Co-op Corporation.
“Sublimit” has the meaning set forth in the Pricing Side Letter.
“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

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“Take-out Commitment” means a commitment of a Seller Party to sell one or more Underlying Assets to a Take-out Investor, and the corresponding Take-out Investor’s commitment back to such Seller Party to effectuate the foregoing.
“Take-out Investor” means with respect to any Underlying Assets, (a) any Agency, and (b) any other institution which has made a Take-out Commitment and has been approved by Administrative Agent for the benefit of Buyers in its reasonable discretion. For the avoidance of doubt, Affiliates of Seller Parties are approved Take-out Investors.
“Taxes” has the meaning set forth in Section 7(a) hereof.
“Termination Date” means, with respect to each Transaction Pool, as set forth in the Pricing Side Letter; provided, that this Agreement may be terminated with respect to all Transaction Pools on any earlier date in accordance with the provisions hereof or by operation of law.
“Trade Assignment” means an assignment by Seller to Administrative Agent of a forward trade between a Take-out Investor and Seller with respect to an Agency Security related to Pooled Loans.
“Transaction” has the meaning set forth in Section 1 hereof.
“Transaction Pool” means a group of Transactions, including the related Underlying Assets, allocated to or associated together in a single pool of Transactions pursuant to a Pricing Side Letter.
“Transaction Request” means a request from Seller to Administrative Agent to enter into a Transaction. With respect to Direct Disbursement Transactions, such Transaction Request shall occur upon Seller’s request to enter into a Direct Disbursement Transaction via the Finance Portal.
“Trust Receipt” means the “Master Trust Receipt”, as such term is defined in the Custodial Agreement.
“Trustee” means Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee under the Asset Subsidiary Agreement.
“Trustee Expense Cap” has the meaning set forth in the Pricing Side Letter.
“Underlying Asset” means each Underlying Mortgage Loan related to a Purchased Certificate.
“Underlying Mortgage Loan” means a Mortgage Loan, the legal title to which is owned by the Asset Subsidiary and 100% of the beneficial interest in which is represented by the related Purchased Certificate sold by Seller to Administrative Agent for the benefit of Buyers in a Transaction and which Mortgage Loan (x) is listed on the related Asset Schedule and (y) includes the related Asset Files which the Custodian has been instructed to hold pursuant to the

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Custodial Agreement until such Mortgage Loan is released from the Lien of Administrative Agent in accordance with the terms hereof.
“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Repurchase Assets or the continuation, renewal or enforcement thereof is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.
“Unwind Rights” means the right to unilaterally dissolve, wind up, liquidate, call or otherwise terminate any Asset Subsidiary Interest and acquire or liquidate, transfer or otherwise dispose of the related Underlying Assets in accordance with the terms of the Asset Subsidiary Agreement, and including the right to collapse the Asset Subsidiary in accordance with the terms of the Asset Subsidiary Agreement and acquire a direct interest in the related Underlying Assets.
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday and (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“Wet-Ink Mortgage Loan” means an Eligible Asset acceptable to Administrative Agent (a) which Seller Parties are making subject to a Transaction simultaneously with the origination thereof or the acquisition thereof from a correspondent seller, and (b) for which the complete Asset File is in the possession of a title agent or a closing attorney or is in the process of being delivered to and reviewed by the Custodian.
“Wet-Ink Transaction” means any Transaction the subject of which is a Wet-Ink Mortgage Loan.
Section 3.Initiation; Termination.
(a)    Conditions Precedent to Initial Transaction. Administrative Agent’s, agreement (on behalf of Buyers) to enter into the initial Transaction hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Transaction, of the condition precedent that Administrative Agent on behalf of Buyers shall have received from Seller any fees and expenses payable hereunder, and all of the following documents, each of which shall be satisfactory to Administrative Agent and its counsel in form and substance:
(i)Facility Documents. The Facility Documents (other than the Electronic Tracking Agreement which shall be delivered as soon as possible upon execution by MERS, the Collection Account Control Agreement which shall be delivered as soon as possible upon execution by the Collection Account Bank but not later than

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forty-five (45) days from the Closing Date, and any Pricing Side Letter entered into after the initial Transaction), duly executed by the parties thereto.
(ii)Opinions of Counsel. (A) An opinion or opinions of outside counsel to each Seller Party and Guarantor relating to general corporate matters of each Seller Party and Guarantor, including an opinion on general corporate matters, the enforceability of the Facility Documents and Administrative Agent’s security interest in the Repurchase Assets, the attachment and perfection of such security interest under the UCC, that it is not necessary to register any Seller Party under the Investment Company Act for express reasons other than the exemption provided by Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act; (B) Delaware opinions of outside counsel to the Asset Subsidiary and Trustee, including general corporate matters in connection with the formation of the Asset Subsidiary and issuance of the Purchased Certificate; and (C) a Bankruptcy Code opinion of outside counsel to each Seller Party and Guarantor with respect to the matters outlined in Section 32 hereof and Section 21 of the Guaranty;
(iii)Organizational Documents. A certificate of corporate existence of each Seller Party and Guarantor delivered to Administrative Agent prior to the Effective Date and a copy of the operating agreement (or equivalent documents) of each Seller Party and Guarantor and of all corporate or other authority documents for each Seller Party and Guarantor with respect to the execution, delivery and performance of the Facility Documents to which it is a party and each other document to be delivered by each Seller Party and Guarantor from time to time in connection herewith;
(iv)Good Standing Certificates. A certified copy of a good standing certificate from the jurisdiction of organization or registration, as applicable, of each Seller Party and Guarantor, dated as of no earlier than the date ten (10) Business Days prior to the Effective Date;
(v)Incumbency Certificates. An incumbency certificate of an officer of each Seller Party and Guarantor, certifying the names, true signatures and titles of the representatives duly authorized to request transactions hereunder and to execute the Facility Documents;
(vi)Security Interest. Evidence that all other actions necessary or, in the opinion of Administrative Agent, desirable to perfect and protect Administrative Agent’s interest in the Purchased Assets, the Underlying Assets and other Repurchase Assets have been taken, including, without limitation, ensuring that any Asset Subsidiary Interests are evidenced by certificates in registered form and that such Asset Subsidiary Certificates constitute and remain “securities” (as defined in Section 8-102 of the Uniform Commercial Code), conducting UCC searches and filing duly authorized Uniform Commercial Code financing statements on Form UCC-1;
(vii)Delivery of Purchased Certificates. Seller shall deliver to Administrative Agent, and Administrative Agent shall take physical possession of, each original Purchased Certificate registered in the name of Administrative Agent;

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(viii)Insurance. Evidence that Administrative Agent has been added to Guarantor’s or LD Holdings Group LLC’s mortgage banker’s blanket and insurance policy; and
(ix)Other Documents. Such other documents as Administrative Agent may reasonably request, in form and substance reasonably acceptable to Administrative Agent.
(a)Conditions Precedent to all Transactions. Upon satisfaction of the conditions set forth in this Section 3(b), Administrative Agent, on behalf of Buyers, may enter into a Transaction with Seller. Administrative Agent’s entering into each Transaction on behalf of Buyers (including the initial Transaction) is subject to the satisfaction of the following further conditions precedent, both immediately prior to entering into such Transaction and also after giving effect thereto to the intended use thereof:
(i)Pricing Side Letter. A Pricing Side Letter applicable to such Transaction, duly executed and delivered by the parties thereto, shall be in full force and effect, and all conditions precedent to such Transaction, if any, as may be set forth in the related Pricing Side Letter have been satisfied by the Seller Parties and Guarantor or otherwise waived by the Administrative Agent in its sole discretion;
(ii)Due Diligence Review. Without limiting the generality of Section 19 hereof, Administrative Agent shall have completed, to its satisfaction, its due diligence review of the related Underlying Assets and each Seller Party, Guarantor and Servicer;
(iii)Transaction Request.
(A)Direct Disbursement Transactions. In connection with each Direct Disbursement Transaction: (1) the required Haircut Amount for such Transaction shall be available in the Haircut Account, in each case [***] on the related Purchase Date, and (2) Seller shall have delivered into the Finance Portal the applicable disbursement instructions and all other informational requirements necessary to fund the related Mortgage Loan and initiated the final Transaction Request by no later than [***] on the related Purchase Date; and
(B)Other Transactions. In connection with each Transaction other than a Direct Disbursement Transaction, Seller shall have delivered to Administrative Agent on behalf of the applicable Buyers a Transaction Request [***] on the related Purchase Date, or such other time as the parties agree;
(iv)Delivery of Asset Files. Seller Parties shall have delivered to the Custodian the Asset File with respect to each Underlying Asset and the Custodian shall have issued a Trust Receipt showing no material exceptions with respect to each such Underlying Asset (except as waived by Administrative Agent in writing) to Administrative Agent all in accordance with the Custodial Agreement; provided that with

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respect to a Wet-Ink Transaction, the complete Asset File is in the possession of a title agent or a closing attorney and shall be delivered to the Custodian after the Purchase Date, or is in the process of being delivered to and reviewed by the Custodian, as provided in the Custodial Agreement;
(v)Representations and Warranties. Both immediately prior to the Transaction and also after giving effect thereto and to the intended use thereof, (i) the representations and warranties made by each Seller Party and Guarantor in Section 12 hereof, and (ii) the Asset Representations and Warranties, shall be true, correct and complete on and as of such Purchase Date in all material respects with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), except as waived by Administrative Agent in writing;
(vi)Asset Guidelines. With respect to Transactions for Non-Agency Mortgage Loans and Junior Mortgage Loans, Administrative Agent shall have received a true and correct copy of the applicable Asset Guidelines (as certified by an officer of Guarantor), and upon request of the Administrative Agent, including any amendments thereto;
(vii)No Default. No Default or Event of Default shall have occurred and be continuing under the Facility Documents;
(viii)Maximum Purchase Price. After giving effect to the requested Transaction, the aggregate outstanding Purchase Price (i) for the Purchased Assets shall not exceed the Maximum Purchase Price and (ii) allocable to all Underlying Assets subject to the then-outstanding Transactions in the related Transaction Pool shall not exceed the related Maximum Pool Purchase Price;
(ix)No Margin Deficit. After giving effect to the requested Transaction, no Margin Deficit would exist and no Sublimit would be breached;
(x)Fees and Expenses. Administrative Agent and Buyers shall have been reimbursed for the fees and expenses of counsel to Administrative Agent and Buyers as contemplated by Section 16(b) hereof. Such amounts, at Administrative Agent’s option, may be withheld from the proceeds remitted by Administrative Agent to Seller pursuant to any Transaction hereunder;
(xi)No Material Adverse Change. None of the following shall have occurred and/or be continuing:
(A)in the good faith determination of Administrative Agent or any Buyer, using Administrative Agent’s Methodology, an event or events shall have occurred resulting in the effective absence of a “repo market” or comparable “lending market” for financing debt obligations secured by securities, or an event or events shall have occurred resulting in Administrative Agent and such Buyer

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not being able to finance Underlying Assets through the “repo market” or “lending market” with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events; or
(B)in the good faith determination of Administrative Agent or any Buyer, using Administrative Agent’s Methodology, an event or events shall have occurred resulting in the effective absence of a “securities market” for securities backed by mortgage loans or an event or events shall have occurred resulting in Administrative Agent and Buyer not being able to sell securities backed by mortgage loans at prices which would have been reasonable prior to such event or events; or
(C)a material adverse change in the financial condition of Administrative Agent or any Buyer (as determined by Administrative Agent or such Buyer) which affects (or can reasonably be expected to affect) materially and adversely the ability of Administrative Agent or such Buyer to fund its obligations under this Agreement; or
(D)(i) a material change in financial markets, an outbreak or escalation of hostilities or a material change in national or international political, financial or economic conditions; (ii) a general suspension of trading on major stock exchanges; or (iii) a disruption in or moratorium on commercial banking activities or securities settlement services.
(xii)Servicer Notices. To the extent not previously delivered and with respect to each Servicer, Seller shall have provided to Administrative Agent the related Servicing Agreement, together with a Servicer Notice duly executed by Servicer, Seller Parties and Administrative Agent;
(xiii)Addition Notices. If requested by Administrative Agent, a copy of any bill of sale, Addition Notice (as defined in the Asset Subsidiary Agreement) or any other schedule, notice, periodic report or other written information delivered pursuant to the pursuant to the Asset Subsidiary Agreement evidencing that the subject Underlying Assets have been acquired by the Asset Subsidiary pursuant to the Asset Subsidiary Agreement; and
(xiv)Other Documents. Such other documents as Administrative Agent may reasonably request, in form and substance reasonably acceptable to Administrative Agent.
(b)Initiation.
(i)Request and Confirmation. Unless otherwise agreed, Seller shall request that Administrative Agent enter into a Transaction on behalf of the applicable Buyers by delivering a Transaction Request to the Administrative Agent on or prior to the date and time required for such Transaction Request as provided in Section 3(b)(iii)

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hereof. Each Transaction Request delivered to Administrative Agent shall constitute a certification by Seller that all the applicable conditions set forth in Section 3(b) hereof (other than with respect to “No Material Adverse Change”) have been satisfied, both as of the date of such notice or request and as of Purchase Date. Such Transaction Request shall include an Asset Schedule with respect to the Underlying Assets to be subject to such requested Transaction. The terms of each Transaction shall be deemed confirmed by Administrative Agent’s disbursement of the related Purchase Price in connection with the related Transaction Request, with respect to such Underlying Assets; provided, that to the extent there are any additional terms or any terms with respect to such Transaction that conflict with this Agreement, such terms shall be confirmed in written confirmation in the form of Exhibit A hereto (a “Confirmation”) (which may be delivered via electronic mail) by Administrative Agent and accepted by Seller. Each Confirmation, or if none, each Transaction Request, as applicable, together with this Agreement, shall be conclusive evidence of the terms of the Transaction(s) covered thereby.
(ii)Concerning Underlying Assets. Subject to the terms and conditions of this Agreement, Seller may request Transactions for Purchase Price Increases on account of additional Eligible Assets being made subject to a Purchased Certificate, and may partially repay Purchase Price on account of removing Underlying Assets allocated to any Purchased Certificate hereunder.
(iii)Transfer and Custody. On the Purchase Date for each Transaction, ownership of the Purchased Assets (including the beneficial ownership in Underlying Assets related thereto) shall be transferred to Administrative Agent or its designee, on behalf of Buyers, against the simultaneous transfer of the Purchase Price to Seller or Seller’s designee as provided herein. With respect to the Purchased Assets being sold by Seller on a Purchase Date, Seller hereby sells, transfers, conveys and assigns to Administrative Agent or its designee, for the benefit of Buyers, without recourse, but subject to the terms of this Agreement, all the right, title and interest of Seller in and to the Purchased Assets (including all Underlying Assets) together with all right, title and interest in and to the proceeds of any related Repurchase Assets. In connection with such sale, transfer, conveyance and assignment, on or prior to each Purchase Date, Seller Parties shall deliver or cause to be delivered and released to Administrative Agent or its designee, for the benefit of Buyers, the Asset File for the related Underlying Assets in accordance with the terms of the Custodial Agreement.
(iv)Settlement.
(A)Direct Disbursement Transactions. Subject to the conditions and provisions of this Section 3 with respect to each Direct Disbursement Transaction, Administrative Agent will make best efforts to (x) transfer the related Haircut Amount from the Haircut Account to the Operating Account, (y) allocate the related Purchase Price on behalf of Buyers for such Transaction to the Operating Account, and (z) disburse the combined related Haircut Amount and Purchase Price from the Operating Account (which for the

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avoidance of doubt may include funds disbursed via an overdraft from the Operating Account) to the applicable Settlement Party pursuant to payment instructions provided and confirmed by an authorized Finance Portal Approved User as provided in Section 35(c). Such transfer of funds to the applicable Settlement Party on the Purchase Date for any Direct Disbursement Transaction will constitute full payment by Administrative Agent on behalf of Buyers of the Purchase Price for such Mortgage Loan and will be subject to the Lien of the Administrative Agent created hereby.
(B)Other Transactions. Subject to the conditions and provisions of this Section 3 with respect to each Transaction other than a Direct Disbursement Transaction, the Purchase Price will be made available by Administrative Agent transferring on behalf of Buyers, via wire transfer, the aggregate net amount of such Purchase Price in immediately available funds to Seller or Seller’s designee pursuant to payment instructions provided by Seller to Administrative Agent in writing and confirmed by an Authorized Individual for Payment Instructions.
(v)Failed Fundings. If any amounts are disbursed by Administrative Agent to a Settlement Party in connection with a Direct Disbursement Transaction and the related Mortgage Loan fails to be funded to the related Mortgagor or the origination or acquisition of such Mortgage Loan otherwise fails to close for any reason, Seller shall provide written notice to Administrative Agent of such failure as soon as possible and shall return, or cause the Settlement Party to return, to the Operating Account the amounts disbursed by Administrative Agent in respect of such Mortgage Loan as soon as practicable, and in each case [***] following the related Purchase Date. In connection with any such failed Transaction, Price Differential shall accrue on the Purchase Price disbursed to the Settlement Party from the day of such disbursement (or, if Administrative Agent disbursed such amounts to the Settlement Party after [***], from the day following such disbursement) until the related Purchase Price is returned to Administrative Agent. Funds returned to the Operating Account after [***] shall be deemed to have been received on the next succeeding Business Day. Seller further agrees to indemnify Administrative Agent and Buyers for any loss, cost or expense incurred by Administrative Agent or any Buyer as a result of the failure of any Mortgage Loans to close or to be delivered to Administrative Agent on behalf of Buyers. In connection with a failed Direct Disbursement Transaction, Administrative Agent shall deposit in the Haircut Account, if applicable, the portion of disbursement proceeds allocable to the Haircut Amount returned by a Settlement Party.
(c)Reserved.
(d)Repurchase.
(i)Unless an Event of Default or Margin Deficit has occurred and is continuing, or will result therefrom, Seller may, in connection with the sale or other disposition of any Underlying Asset subject to Transactions hereunder, cause the removal

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of such Underlying Asset from the related Purchased Asset without penalty, fee or premium on any date (an “Optional Repurchase”). The Repurchase Price payable with respect to any such Underlying Asset shall be reduced by any Income applied as provided in clause (ii) below. If Seller intends to make such an Optional Repurchase, Seller shall deliver written notice in the form of Exhibit B attached hereto to Administrative Agent, designating the Underlying Assets to be subject to such Optional Repurchase. If such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, and, on receipt, such amount shall be applied to the Repurchase Price for the designated Underlying Assets. Immediately following receipt of the related Repurchase Price by Administrative Agent for the benefit of the applicable Buyers, the related Underlying Asset shall cease to be subject to this Agreement and the other Facility Documents, and Administrative Agent and Buyers shall be deemed to have released all of their Liens and other interests in such Underlying Assets and all Repurchase Assets relating solely to such Underlying Assets without further action by any Person.
(ii)On the Repurchase Date with respect to any Purchased Asset or Underlying Asset, Seller shall repurchase such Purchased Asset or Underlying Asset, as applicable, and termination of the Transaction will be effected by reassignment to Seller or its designee of such Purchased Asset (or release by Administrative Agent on behalf of the Buyers of its Liens and other interests in such Underlying Asset and all Repurchase Assets relating solely to such Underlying Asset) (and any Income in respect thereof received by Administrative Agent on behalf of Buyers not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Section 5 hereof) against the simultaneous transfer of the applicable Repurchase Price to an account of Administrative Agent maintained for the benefit of Buyers. Such obligation to repurchase exists without regard to any prior or intervening liquidation or foreclosure with respect to any Underlying Asset (but liquidation or foreclosure proceeds received by Administrative Agent shall be applied to reduce the Repurchase Price for such Purchased Assets except as otherwise provided herein). Seller Parties are obligated to obtain the Asset Files from Custodian at Seller’s expense on the Repurchase Date.
Section 4.Margin Amount Maintenance.
(a)    Administrative Agent shall determine the Asset Value of the Underlying Assets at such intervals as determined by Administrative Agent in its sole good faith discretion (which may be performed on a daily basis, at Administrative Agent’s good faith discretion and in accordance with the Administrative Agent’s Methodology).
(e)If on any Business Day a Margin Deficit exists with respect to any Transaction Pool in an amount that is equal to or greater than the Margin Threshold, then Administrative Agent may by written notice (including without limitation by electronic delivery) to Seller (as such notice is more particularly set forth below, a “Margin Call”), require Seller to transfer to Administrative Agent for the benefit of Buyers or its designee the applicable Margin Deficit Cure Amount. If Administrative Agent delivers a Margin Call to Seller on or prior to [***]

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on any Business Day, then Seller shall transfer cash to Administrative Agent no later than 5[***]. In the event Administrative Agent delivers a Margin Call to Seller after [***] on any Business Day, Seller shall be required to transfer cash no later than [***].
(f)Administrative Agent’s election, in its sole and absolute discretion, not to make a Margin Call at any time there is a Margin Deficit shall not in any way limit or impair its right to make a Margin Call at any time a Margin Deficit exists.
(g)Upon Seller transferring any cash to Administrative Agent pursuant to Section 4(b) above, the Purchase Price of the related Underlying Assets shall be immediately reduced by the amount of such payment.
(h)If at any time the Asset Value of Underlying Assets subject to Transactions in any Transaction Pool is greater than the aggregate Purchase Price for such Transaction Pool plus accrued and unpaid Price Differential (a “Margin Excess”), then Seller may, by prior written notice to Administrative Agent (a “Margin Excess Notice”), request that Administrative Agent remit such Margin Excess and such Margin Excess shall be added to Purchase Price outstanding. If Seller delivers an Excess Margin Notice to Administrative Agent on or prior [***] on any Business Day, then Administrative Agent shall transfer such Margin Excess to Seller no later than [***]. In the event Seller delivers an Excess Margin Notice to Administrative Agent after [***] on any Business Day, Administrative Agent shall be required to transfer such Margin Excess no later than [***]. Administrative Agent shall not be obligated to remit Margin Excess to the extent (A) it would cause the outstanding Purchase Price for such Transaction Pool to exceed the Maximum Pool Purchase Price; (B) a Default has occurred and is continuing or would exist after such action by Administrative Agent; or (C) a Margin Deficit would exist after such action.
Section 5.Price Differential and Income Payments.
(a)Price Differential. Notwithstanding that Administrative Agent, Buyers and Seller intend that the Transactions hereunder be sales to Administrative Agent for the benefit of the Buyers of the Purchased Assets for all purposes except accounting and tax purposes, Seller shall pay to Administrative Agent for the benefit of the Buyers, on each Payment Date and on the Repurchase Date, the accrued and unpaid Price Differential, monthly in arrears in respect of each Payment Period, plus the amount of all accrued and unpaid fees, if any, set forth in Section 6 of the Pricing Side Letter. No later than the Business Day prior to each Payment Date, Administrative Agent shall provide Seller a written statement of all amounts payable on such Payment Date pursuant to the Payments Waterfall for each Transaction Pool, including accrued and unpaid Price Differential and fees, if any. If Seller fails to pay all or part of the Price Differential by [***], the Pricing Rate for all outstanding Transactions shall be equal to the Post-Default Rate until the foregoing payment is received in full by Administrative Agent.
(b)Income.
(i)Pursuant to Section 8, Seller has pledged, assigned and transferred the Collection Account to Administrative Agent for the benefit of Buyers and granted

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Administrative Agent for the benefit of Buyers a security interest in the Collection Account. No funds other than Income shall be deposited in the Collection Account.
(ii)Where a particular Transaction’s term extends over the date on which Income (including Principal Paydown Payments) is paid by the Mortgagor on any Underlying Asset subject to that Transaction, that Income (including Principal Paydown Payments) will be the property of Administrative Agent until Seller has paid Administrative Agent for the benefit of Buyers the full Repurchase Price in respect of such Transaction. Seller shall or shall cause Servicer to deposit such Income (including Principal Paydown Payments) in the Collection Account. [***].
(iii)On each Payment Date, Seller shall or shall cause all funds on deposit in the Collection Account to be deposited into the Operating Account.
(c)Application of Repurchase Price. Prior to an Event of Default, Administrative Agent shall allocate and apply any Repurchase Price received with respect to any Purchased Asset or Underlying Asset, including any funds received from a third-party purchaser of an Underlying Asset, in accordance with the applicable Payments Waterfall.
(d)Application of Funds Following Default. Notwithstanding the preceding provisions, if an Event of Default has occurred, all funds on account of Transactions or Underlying Assets in each Pledged Account and Operating Account shall be withdrawn and applied in accordance with the Payments Waterfall for the applicable Transaction Pool.
(e)Administration of the Benchmark. If prior to any Payment Date Administrative Agent determines using Administrative Agent’s Methodology that, by reason of circumstances affecting the relevant market, (i) adequate and reasonable means do not exist for ascertaining the Benchmark, (ii) the applicable Benchmark is no longer in existence, (iii) continued implementation of the Benchmark is no longer administratively feasible or no significant market practice for the administration of the Benchmark exists, (iv) due to external factors the Benchmark will not adequately and fairly reflect the cost to Administrative Agent of purchasing or maintaining Purchased Assets or (v) the administrator of the applicable Benchmark or a Governmental Authority having jurisdiction over Administrative Agent has made a public statement identifying a specific date after which the Benchmark shall no longer be made available or used for determining the interest rate of loans, Administrative Agent may give prompt notice thereof to Seller, whereupon the rate that will replace the Benchmark for the accrual period immediately succeeding such Payment Date, and for all subsequent accrual periods until such notice has been withdrawn by Administrative Agent, shall be the greater of (x) an alternative benchmark rate (including any mathematical or other adjustments to such benchmark rate (if any) incorporated therein) and (y) zero, in lieu of the then-applicable Benchmark (any such rate, a “Benchmark Replacement Rate”), together with any proposed Benchmark Administration Changes, as determined by Administrative Agent in its sole discretion. Administrative Agent will have the right to make Benchmark Administration Changes from time to time with respect to the Benchmark (including any Benchmark Replacement Rate) and will promptly notify Seller of the effectiveness of any such changes; provided, that any adoption of Benchmark Administration Changes and any determination of a

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Benchmark Replacement Rate shall be made by Administrative Agent using Administrative Agent’s Methodology. Notwithstanding anything to the contrary herein or the other Facility Documents, any such Benchmark Administration Changes will become effective without any further action or consent of Seller or any other party to this Agreement or the other Facility Documents.
Section 6.Requirements of Law.
(a)    If any Requirement of Law (other than with respect to any amendment made to Administrative Agent’s or any Buyer’s certificate of incorporation and by-laws or other organizational or governing documents) or any change in the interpretation or application thereof or compliance by Administrative Agent or any Buyer with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:
(i)shall subject any Buyer or Administrative Agent to any Tax or increased Tax of any kind whatsoever with respect to this Agreement or any Transaction or change the basis of taxation of payments to any Buyer or Administrative Agent in respect thereof (in each case, other than Excluded Taxes and indemnifiable Non-Excluded Taxes under Section 7);
(ii)shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, or other extensions of credit by, or any other acquisition of funds by, any office of any Buyer or Administrative Agent which is not otherwise included in the determination of the Benchmark or a Benchmark Replacement Rate hereunder;
(iii)shall impose on any Buyer or Administrative Agent any other condition (other than Taxes); and
the result of any of the foregoing is to increase the cost to any Buyer or Administrative Agent, by an amount which such Buyer or Administrative Agent, as applicable, deems to be material, of entering, continuing or maintaining any Transaction or to reduce any amount due or owing hereunder in respect thereof, then, in any such case, Seller shall promptly pay Administrative Agent such additional amount or amounts as calculated by such Buyer or Administrative Agent in good faith as will compensate such Buyer or Administrative Agent for such increased cost or reduced amount receivable.
(f)If any Buyer shall have determined that the adoption of or any change in any Requirement of Law (other than with respect to any amendment made to such Buyer’s certificate of incorporation and by-laws or other organizational or governing documents) regarding capital adequacy or in the interpretation or application thereof or compliance by such Buyer or any corporation controlling such Buyer with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Buyer’s

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or such corporation’s capital as a consequence of its obligations hereunder to a level below that which such Buyer or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Buyer’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by such Buyer to be material and communicated to Administrative Agent, then from time to time, Seller shall promptly pay to Administrative Agent for the benefit of such Buyer such additional amount or amounts as will compensate Buyer for such reduction.
(g)If any Buyer or Administrative Agent becomes entitled to claim any additional amounts pursuant to this Section, Administrative Agent shall promptly notify Seller in writing of the event by reason of which it has become so entitled, which notice shall include a certificate setting forth such Buyer’s or Administrative Agent’s calculations of any additional amounts payable pursuant to this Section 6, which certificate shall be conclusive in the absence of manifest error.
Section 7.Taxes.
(a)Any and all payments by Seller under or in respect of this Agreement or any other Facility Documents to which Seller is a party shall be made free and clear of, and without deduction or withholding for or on account of, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities (including penalties, interest and additions to tax) with respect thereto, whether now or hereafter imposed, levied, collected, withheld or assessed by any taxation authority or other Governmental Authority (collectively, “Taxes”), unless required by any applicable Requirement of Law. If Seller shall be required under any applicable Requirement of Law to deduct or withhold any Taxes from or in respect of any sum payable under or in respect of this Agreement or any of the other Facility Documents to any Buyer and/or Administrative Agent (including any agent, assignee, successor or participant thereof), (i) Seller shall make all such deductions and withholdings in respect of Taxes, (ii) Seller shall pay the full amount deducted or withheld in respect of Taxes to the relevant taxation authority or other Governmental Authority in accordance with any applicable Requirement of Law, and (iii) if such Tax is a Non-Excluded Tax, the sum payable by Seller shall be increased as may be necessary so that after Seller has made all required deductions and withholdings (including deductions and withholdings applicable to additional amounts payable under this Section 7) any Buyer and/or Administrative Agent receives an amount equal to the sum it would have received had no such deductions or withholdings been made. For purposes of this Agreement the term “Non-Excluded Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Seller under any Facility Document and (b) to the extent not otherwise described in (a), Other Taxes. The term “Excluded Taxes” means any of the following Taxes imposed on or with respect to Administrative Agent or a Buyer or required to by withheld or deducted from a payment to Administrative Agent or a Buyer, (a) Taxes that are imposed on net income (however denominated) (and franchise taxes imposed in lieu thereof), in each case, (i) by the jurisdiction under the laws of which Administrative Agent and Buyers are organized, of its principal office or of its applicable lending office, or any political subdivision thereof, or (ii) as a result of a present or former connection between such Buyer and/or Administrative Agent and the jurisdiction

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imposing such Tax (unless such Taxes are imposed as a result of such Buyer and/or Administrative Agent having executed, delivered or performed its obligations or received payments under, or enforced, this Agreement or any of the other Facility Documents), (b) U.S. federal withholding Taxes imposed on amounts payable to or for the account of any Buyer and/or Administrative Agent pursuant to a law in effect on the date on which (i) such Buyer and/or Administrative Agent first becomes a party to this Agreement or, with respect to a grant of a participation, the effective date thereof, or (ii) such Buyer and/or Administrative Agent or participant changes its lending office, except in each case to the extent that, pursuant to this Section 7, amounts with respect to such Taxes were payable either to such Buyer’s and/or Administrative Agent’s assignor immediately before such Buyer and/or Administrative Agent became a party hereto or to such Buyer and/or Administrative Agent immediately before it changed its lending office, (c) Taxes attributable to any Buyer’s and/or Administrative Agent’s failure to comply with Section 7(e) and (d) any withholding Taxes imposed under FATCA. For purposes of this Section 7, “FATCA” means Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.
(b)In addition, Seller hereby agrees to pay any present or future stamp, recording, documentary, excise, property or value-added taxes, or similar taxes, charges or levies that arise from any payment made under or in respect of this Agreement or any other Facility Document or from the execution, delivery or registration of, any performance under, or otherwise with respect to, this Agreement or any other Facility Document, in each case as required by any Requirements of Law and imposed by the United States or any taxing authority thereof or therein, except any such Taxes imposed with respect to an assignment (collectively, “Other Taxes”).
(c)Seller hereby agrees to indemnify Administrative Agent and Buyers for, and to hold each of them harmless against, the full amount of Non-Excluded Taxes (including Other Taxes) (including Non-Excluded Taxes imposed on or attributable to amounts payable under this Section 7) payable or paid by a Buyer or Administrative Agent or required to be withheld or deducted from a payment to such Buyer or Administrative Agent and any reasonable expenses arising therefrom or with respect thereto. The indemnity by Seller provided for in this Section 7(c) shall apply and be made whether or not the Non-Excluded Taxes or Other Taxes for which indemnification hereunder is sought have been correctly or legally asserted by the relevant Governmental Authority. Amounts payable by Seller under the indemnity set forth in this Section 7(c) shall be paid within [***] from the date on which any Buyer and/or Administrative Agent makes written demand therefor.
(d)Within [***] after the date of any payment of Taxes hereunder, Seller (or any Person making such payment on behalf of Seller) shall furnish to Administrative Agent for its own account evidence, reasonably satisfactory to Administrative Agent, of payment.

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(e)For purposes of subsection (e) of this Section 7, the terms “United States” and “United States person” shall have the meanings specified in Section 7701 of the Code. Each Buyer (including for avoidance of doubt any assignee, successor or participant) shall deliver or cause to be delivered to Seller the following properly completed and duly executed documents:
(i)in the case of a Buyer that is not a United States person, a complete and executed (x) U.S. Internal Revenue Service Form W-8BEN-E or W-8BEN-E, as applicable, in which a Buyer claims the benefits of a tax treaty with the United States providing for a zero or reduced rate of withholding (or any successor forms thereto), including all appropriate attachments or (y) U.S. Internal Revenue Service Form W-8ECI (or any successor forms thereto); or
(ii)in the case of an individual, a complete and executed (x) U.S. Internal Revenue Service Form W-8BEN (or any successor forms thereto) and a certificate substantially in the form of Exhibit C (a “Section 7 Certificate”) or (y) U.S. Internal Revenue Service Form W-9 (or any successor forms thereto); or
(iii)in the case of a Buyer that is organized under the laws of the United States, any State thereof, or the District of Columbia, a complete and executed U.S. Internal Revenue Service Form W-9 (or any successor forms thereto), including all appropriate attachments; or
(iv)in the case of a Buyer that (x) is not organized under the laws of the United States, any State thereof, or the District of Columbia and (y) is treated as a corporation for U.S. federal income tax purposes, a complete and executed U.S. Internal Revenue Service Form W-8BEN-E (or any successor forms thereto) and a Section 7 Certificate; or
(v)in the case of a Buyer that (A) is treated as a partnership or other non-corporate entity for U.S. federal income tax purposes, and (B) is not organized under the laws of the United States, any State thereof, or the District of Columbia, (x) (i) a complete and executed U.S. Internal Revenue Service Form W-8IMY (or any successor forms thereto) (including all required documents and attachments) and (ii) a Section 7 Certificate, and (y) without duplication, with respect to each of its beneficial owners and the beneficial owners of such beneficial owners looking through chains of owners to individuals or entities that are treated as corporations for U.S. federal income tax purposes (all such owners, “beneficial owners”), the documents that would be provided by each such beneficial owner pursuant to this section if such beneficial owner were Buyer; provided, however, that no such documents will be required with respect to a beneficial owner to the extent the actual Buyer is determined to be in compliance with the requirements for certification on behalf of its beneficial owner as may be provided in applicable U.S. Treasury Regulations, or the requirements of this clause (v) are otherwise determined to be unnecessary, all such determinations under this clause (v) to be made in the sole discretion of Seller; provided, however, that Buyer shall be provided an opportunity to establish such compliance as reasonable; or

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(vi)in the case of a Buyer that is disregarded for U.S. federal income tax purposes, the document that would be provided by its beneficial owner pursuant to this Section if such beneficial owner were Buyer; or
(vii)in the case of a Buyer that (A) is not a United States person and (B) is acting in the capacity as an “intermediary” (as defined in applicable U.S. Treasury Regulations), (x) (i) a U.S. Internal Revenue Service Form W-8IMY (or any successor form thereto) (including all required documents and attachments) and (ii) a Section 7 Certificate, and (y) if the intermediary is a “non-qualified intermediary” (as defined in applicable U.S. Treasury Regulations), from each person upon whose behalf the “non-qualified intermediary” is acting the documents that would be provided by each such person pursuant to this Section if each such person were Buyer.
(f)If a payment made to a Buyer under this Agreement or any other Facility Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Buyer were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Buyer shall deliver to Seller at the time or times prescribed by law and at such time or times reasonably requested by Seller such documentation prescribed by law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Seller as may be necessary for Seller to comply with its obligations under FATCA and to determine that such Buyer has complied with such Buyer’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment.
(g)Without prejudice to the survival of any other agreement of Seller hereunder, the agreements and obligations of Seller contained in this Section 7 shall survive the termination of this Agreement. Nothing contained in this Section 7 shall require any Buyer to make available any of its tax returns or any other information that it deems to be confidential or proprietary (other than the forms and certificates specified in Section 7(e)).
(h)If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 7 (including by the payment of additional amounts pursuant to this Section 7), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving

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rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person, provided, that the indemnified party may reasonably request that the indemnified party provide documentation (that the indemnified party deems not confidential) to demonstrate payments and refunds under this Section 7(h).
(i)Each party to this Agreement acknowledges that it is its intent for purposes of U.S. federal, state and local income and franchise taxes, to treat the Transaction as indebtedness of Seller that is secured by the Purchased Assets and Repurchase Assets and the Purchased Assets and Repurchase Assets as owned by Seller for U.S. federal income tax purposes in the absence of a Default by Seller. All parties to this Agreement agree to such treatment and agree to take no action inconsistent with this treatment, unless required by law.
Section 8.Security Interest; Attorney-in-Fact.
(a)Security Interest.
(i)On each Purchase Date, Seller hereby sells, assigns and conveys to Administrative Agent for the benefit of Buyers all of its rights and interests in the Purchased Assets (including all Underlying Assets) and the Repurchase Assets. Although the parties intend that all Transactions hereunder be sales and purchases (other than for accounting and tax purposes) and not loans, in the event any such Transactions are deemed to be loans, and in any event, Seller hereby pledges to Administrative Agent for the benefit of Buyers as security for the performance by Seller of its Obligations and hereby grants, assigns and pledges to Administrative Agent for the benefit of Buyers a fully perfected first priority security interest in the Purchased Assets, the Underlying Assets, the Loan Records, the Servicing Records, and all Servicing Rights related to the Purchased Assets and Underlying Assets, the Facility Documents (to the extent such Facility Documents and Seller’s rights thereunder relate to the Purchased Assets and Underlying Assets), any Property relating to the Purchased Assets, any Underlying Asset or the related Mortgaged Property, any Take-out Commitments relating to any Underlying Asset, any Take-out Commitments relating to Agency Security relating to any Underlying Assets to the extent assignable, all Agency Securities related to Pooled Loans that are Purchased Assets, all insurance policies and insurance proceeds relating to any Underlying Asset or the related Mortgaged Property, including but not limited to any payments or proceeds under any related primary insurance or hazard insurance, any Income relating to the Purchased Assets and any Underlying Asset, all Pledged Accounts, any Hedge Agreements relating to the Purchased Assets and any Underlying Asset, and any other contract rights, accounts (including any interest of Seller in escrow accounts) and any other payments, rights to payment (including payments of interest or finance charges) and general intangibles and all proceeds to the extent that the foregoing relates to the Purchased Assets and any Underlying Asset and any other assets relating to the Purchased Assets and any Underlying Asset (including, without limitation, any other

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accounts) or any interest in the Purchased Assets and the Underlying Assets, and any proceeds or distributions and any other property, rights, title or interests as are specified on a Confirmation and/or Trust Receipt and Asset Schedule and Exception Report with respect to any of the foregoing, in all instances, whether now owned or hereafter acquired, now existing or hereafter created (collectively, the “Seller Repurchase Assets”).
(ii)In order to further secure the Obligations hereunder, each of the Asset Subsidiary and the Trustee, not in its individual capacity but solely as Trustee of the Asset Subsidiary, to the extent of Asset Subsidiary’s rights therein or Trustee’s rights therein not individually but solely as Trustee on behalf of Asset Subsidiary, as applicable, hereby pledges to Administrative Agent for the benefit of Buyers as security for the performance of its Obligations and hereby grants, assigns and pledges to Administrative Agent for the benefit of Buyers a first priority security interest in the rights, title, and interest of the Asset Subsidiary and Trustee (not individually but solely as Trustee on behalf of the Asset Subsidiary), as applicable, in the Asset Subsidiary Owned Assets, the Loan Records, the Servicing Records, and all Servicing Rights related to the Asset Subsidiary Owned Assets, the Facility Documents (to the extent such Facility Documents and rights of the Asset Subsidiary and Trustee not individually but solely as Trustee on behalf of Asset Subsidiary, as applicable, thereunder relate to the Asset Subsidiary Owned Assets), any Property relating to any Asset Subsidiary Owned Asset, or the related Mortgaged Property, any Take-out Commitments relating to any Underlying Asset, any Take-out Commitments relating to Agency Security relating to any Underlying Assets to the extent assignable, all Agency Securities related to Pooled Loans that are Purchased Assets, all insurance policies and insurance proceeds relating to any Asset Subsidiary Owned Asset or the related Mortgaged Property, including but not limited to any payments or proceeds under any related primary insurance or hazard insurance, any Income relating to any Asset Subsidiary Owned Asset, all Pledged Accounts, any Hedge Agreements relating to any Asset Subsidiary Owned Asset, and any other contract rights, accounts (including any interest of Asset Subsidiary and Trustee not individually but solely as Trustee on behalf of Asset Subsidiary, as applicable, in escrow accounts) and any other payments, rights to payment (including payments of interest or finance charges) and general intangibles and all proceeds to the extent that the foregoing relates to any Asset Subsidiary Owned Asset and any other assets relating to any Asset Subsidiary Owned Asset (including, without limitation, any other accounts) or any interest in the Asset Subsidiary Owned Assets, and any proceeds (including the related securitization proceeds) and distributions and any other property, rights, title or interests as are specified on a Confirmation and/or Trust Receipt and Asset Schedule and Exception Report with respect to any of the foregoing, in all instances, whether now owned or hereafter acquired, now existing or hereafter created (collectively, the “Asset Subsidiary Repurchase Assets”).
(iii)In order to further secure the Obligations hereunder, the Servicer, to the extent of its rights therein, hereby pledges to Administrative Agent for the benefit of Buyers as security for the performance of its Obligations and hereby grants, assigns and pledges to Administrative Agent for the benefit of Buyers a first priority security

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interest in the rights, title, and interest of the Servicer in the Underlying Assets, the Loan Records, the Servicing Records, and all Servicing Rights related to the Underlying Assets, , the Facility Documents (to the extent such Facility Documents and rights of the Servicer thereunder relate to the Underlying Assets), any Property relating to any Underlying Asset, or the related Mortgaged Property, any Take-out Commitments relating to any Underlying Asset, any Take-out Commitments relating to Agency Security relating to any Underlying Assets to the extent assignable, all Agency Securities related to Pooled Loans that are Purchased Assets, all insurance policies and insurance proceeds relating to any Underlying Asset or the related Mortgaged Property, including but not limited to any payments or proceeds under any related primary insurance or hazard insurance, any Income relating to any Underlying Asset, all Pledged Accounts, any Hedge Agreements relating to any Underlying Asset, and any other contract rights, accounts (including any interest of Servicer in escrow accounts) and any other payments, rights to payment (including payments of interest or finance charges) and general intangibles and all proceeds to the extent that the foregoing relates to any Underlying Asset and any other assets relating to any Underlying Asset (including, without limitation, any other accounts) or any interest in the Underlying Assets, and any proceeds (including the related securitization proceeds) and distributions and any other property, rights, title or interests as are specified on a Confirmation and/or Trust Receipt and Asset Schedule and Exception Report with respect to any of the foregoing, in all instances, whether now owned or hereafter acquired, now existing or hereafter created (collectively, the “Servicer Repurchase Assets” and, collectively with the Seller Repurchase Assets and the Asset Subsidiary Repurchase Assets, the “Repurchase Assets”).
(iv)To the extent that, subject to Seller Parties’ satisfaction of the Obligations hereunder, any of the Seller Parties subsequently conveys, sells and/or distributes in kind any Asset Subsidiary Owned Asset to any of the other Seller Parties prior to the Repurchase Date of such Asset Subsidiary Owned Asset, each acknowledges that such conveyance, sale and/or distribution in kind of Asset Subsidiary Owned Assets is subject to the Lien of Administrative Agent created hereby and on the applicable Purchase Date.
(v)To the extent that, subject to Seller Parties’ satisfaction of the Obligations hereunder, any of the Seller Parties subsequently conveys, sells and/or distributes in kind any Asset Subsidiary Owned Asset to any of the other Seller Parties prior to the Repurchase Date of such Asset Subsidiary Owned Asset, the parties acknowledge and agree that each Seller Party, as applicable, (A) is acquiring the Asset Subsidiary Owned Assets and Underlying Assets subject to and subordinate to Administrative Agent’s security interest, (B) is granting a Lien to Administrative Agent as partial consideration for the acquisition of such Asset Subsidiary Owned Assets and Underlying Assets from another of the Seller Parties hereto or in consideration of the proceeds of the Transaction from the Buyers and (C) hereby grants, assigns and pledges all rights and interests to Administrative Agent as security for the performance of the Obligations hereunder.

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(vi)Each Seller Party acknowledges that it has no rights to service the Underlying Asset but only has rights as a party to the current Servicing Agreement. Without limiting the generality of the foregoing and in the event that any Seller Party is deemed to retain any residual Servicing Rights, and for the avoidance of doubt, such Seller Party grants, assigns and pledges to Administrative Agent a security interest in the Servicing Rights and proceeds related thereto and in all instances, whether now owned or hereafter acquired, now existing or hereafter created.
(vii)The grants of security interests set forth in this Section 8(a), including, without limitation, the security interests granted by the Asset Subsidiary with respect to the Asset Subsidiary Owned Assets and by the Seller Parties with respect to the Servicing Rights and proceeds related thereto, are intended to constitute a security agreement or other arrangement or other credit enhancement related to this Agreement and transactions hereunder as defined under Section 741(7)(A)(xi) of the Bankruptcy Code.
(viii)Each Seller Party and Trustee hereby authorizes Administrative Agent to file such financing statement or statements relating to the Repurchase Assets as Administrative Agent at its option, may deem appropriate, subject to Seller’s prior review and written approval. Furthermore, each Seller Party and Trustee hereby authorizes Administrative Agent to file financing statements relating to the Repurchase Assets, as Administrative Agent, at its option, may deem appropriate, describing the collateral as “all assets of the Debtor” or, solely with respect to the Trustee, “all assets of Debtor/Asset Subsidiary and all assets held in trust not in its individual capacity but solely as owner trustee by Debtor/Trustee under that certain Amended and Restated Trust Agreement, dated as of October 30, 2024, between loanDepot.com, LLC and Debtor/Trustee, as owner trustee, including without limitation the Trust Assets, in all instance, whether now owned or hereafter acquired, now existing or hereafter created and wherever located” or words to that effect, and any limitations on such collateral description, notwithstanding that such collateral description may be broader in scope than the Repurchase Assets described in this Agreement. Seller shall pay the filing costs for any financing statement or statements prepared pursuant to this Section 8.
(b)Administrative Agent’s Appointment as Attorney in Fact. Each Seller Party and Guarantor hereby irrevocably constitutes and appoints Administrative Agent (on behalf of the Buyers) and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Seller Party or Guarantor, as applicable, and in the name of such Seller Party or Guarantor, as applicable, or in its own name, from time to time in Administrative Agent’s discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Seller Party and Guarantor hereby gives Administrative Agent the power and right, on behalf of such Seller Party or Guarantor, as applicable, without assent by, but with

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notice to, such Seller Party or Guarantor, as applicable, if an Event of Default shall have occurred and be continuing, to do the following:
(i)in the name of such Seller Party or Guarantor, as applicable, or in its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any other Repurchase Assets and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Administrative Agent for the purpose of collecting any and all such moneys due with respect to any other Repurchase Assets whenever payable;
(ii)to change the mortgagee of record on any electronic registration system as appropriate to effectuate the liquidation or conveyance of any Underlying Asset or the enforcement or collection on any guaranty or insurance contract with respect to any Repurchase Asset;
(iii)to pay or discharge taxes and Liens levied or placed on or threatened against the Repurchase Assets;
(iv)(A) to direct any party liable for any payment under any Repurchase Assets to make payment of any and all moneys due or to become due thereunder directly to Administrative Agent or as Administrative Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Repurchase Assets; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any Repurchase Assets; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Repurchase Assets or any proceeds thereof and to enforce any other right in respect of any Repurchase Assets; (E) to defend any suit, action or proceeding brought against such Seller Party with respect to any Repurchase Assets; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as Administrative Agent may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Repurchase Assets as fully and completely as though Administrative Agent were the absolute owner thereof for all purposes, and to do, at Administrative Agent’s option and such Seller Party’s expense, at any time, and from time to time, all acts and things which Administrative Agent deems necessary to protect, preserve or realize upon the Repurchase Assets and Administrative Agent’s Liens thereon and to effect the intent of this Agreement, all as fully and effectively as such Seller Party or Guarantor, as applicable, might do.
Each Seller Party and Guarantor hereby ratifies all that said attorneys shall lawfully do and cause to be done pursuant to the terms hereof. This limited power of attorney is a power coupled with an interest and shall be irrevocable. In addition to the foregoing, each Seller Party and Guarantor agrees to execute a limited Power of Attorney in the form of Exhibit E hereto, each to be delivered on the date hereof.

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By accepting any power granted hereunder or under any power of attorney by the
Asset Subsidiary, Administrative Agent acknowledges and agrees that:

(i) the appointment of Buyer as attorney-in-fact for the Asset Subsidiary for the purposes provided for herein or in such power of attorney shall not be deemed to be an appointment of the Buyer as attorney-in-fact for, or agent of, the Asset Subsidiary for any other purpose;

(ii) at no time may Buyer or any of its agents, employees or representatives represent that it or they are employees of the Trustee, and Buyer and its respective agents, employees and representatives shall use commercially reasonable efforts to communicate that it or they are acting as attorney-in-fact of the Seller hereunder and under any power of attorney; and

(iii) Buyer shall not cause the power granted to it under any power of attorney provided by the Seller to be exercised in such a manner as to make any agreement, covenant, representation, warranty, certification, or to undertake any duty, obligation, or liability of any kind as attorney-in-fact for, or agent of, the Trustee without obtaining the prior written consent of the Trustee.

It is understood and agreed that the foregoing rights of the Asset Subsidiary and the Trustee shall not impose any duty or obligation on the Trustee, and the Trustee’s consent to any action by any attorney-in-fact shall not be construed as approval of such action on behalf of the Asset Subsidiary.

Each Seller Party and Guarantor also authorizes Administrative Agent, if an Event of Default shall have occurred and be continuing, from time to time, to execute, in connection with any sale provided for in Section 15 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Repurchase Assets.
The powers conferred on Administrative Agent hereunder are solely to protect Administrative Agent’s interests (on behalf of the Buyers) in the Repurchase Assets and shall not impose any duty upon it to exercise any such powers. Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Seller Party or Guarantor for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.
(c)Purchased Certificates as Securities. The parties (i) acknowledge and agree that each Purchased Certificate shall constitute and remain a “security” as defined in Section 8-102 of the Uniform Commercial Code and (ii) covenant and agree that such Purchased Certificate is not and will not be dealt in or traded on securities exchanges or securities markets. Seller covenants and agrees that each Purchased Certificate is not and will not be an investment company security within the meaning of Section 8-103 of the Uniform Commercial Code. Each Seller Party shall, at Seller’s sole cost and expense, take all steps as may be necessary in connection with the indorsement, transfer, delivery and pledge of each Purchased Certificate to Administrative Agent for the benefit of the related Buyer.

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(d)Additional Interests. If, as a result of ownership of a Purchased Certificate, any Seller Party shall become entitled to receive or shall receive any certificate evidencing any such Purchased Certificate or other equity interest, any option rights, or any equity interest in the Asset Subsidiary whether in addition to, in substitution for, as a conversion of, or in exchange for such Purchased Certificate or otherwise in respect thereof, such Seller Party shall accept the same as Administrative Agent’s agent, hold the same in trust for Administrative Agent and deliver the same forthwith to Administrative Agent in the exact form received, re-registered in the name of Administrative Agent, to be held by Administrative Agent subject to the terms hereof as additional security for the Obligations. Any sums paid upon or in respect of such Purchased Certificate upon the liquidation or dissolution of the Asset Subsidiary shall be paid over to Administrative Agent for the benefit of Buyers as additional security for the Obligations. If following the occurrence and during the continuation of an Event of Default any sums of money or property so paid or distributed in respect of such Purchased Certificate shall be received by any Seller Party, such Seller Party shall, until such money or property is paid or delivered to Administrative Agent for the benefit of Buyers, hold such money or property in trust for Administrative Agent for the benefit of Buyers segregated from other funds of such Seller Party as additional security for the Obligations.
(e)Voting Rights. Subject to this Section 8(e), Administrative Agent on behalf of each Buyer as the holder thereof shall exercise all voting rights with respect to the Purchased Assets, subject to the terms of the Asset Subsidiary Agreement with respect to the Underlying Assets. Notwithstanding the foregoing, other than following the occurrence and during the continuation of an Event of Default, (i) Administrative Agent shall notify and consult with Seller prior to the exercise of any rights under this Section 8(e) and (ii) Seller shall have the right to direct Administrative Agent to take one or more actions or to not take one or more actions (in the event any action is requested or required to be taken) and Administrative Agent shall comply with such direction unless Administrative Agent shall determine in its sole discretion that such compliance with such direction could reasonably be expected to result in a Material Adverse Effect or conflict with any Facility Document; provided, however, Administrative Agent may in its sole discretion following an Event of Default (x) remove a Servicer with respect to the Purchased Assets or terminate a Servicing Agreement with respect to the Purchased Assets in connection with a Servicer Termination Event or (y) consent to a waiver of a material breach or consent to a material modification of a Servicing Agreement. In no event shall any vote be cast or member right exercised or other action taken which would impair the Repurchase Assets or the Purchased Assets, as applicable, or which would be inconsistent with or result in a violation of any provision of this Agreement. Without limiting the generality of the foregoing, Administrative Agent shall have no obligation to (a) vote to enable, or take any other action to permit the Asset Subsidiary to issue any interests of any nature or to issue any other interests convertible into or granting the right to purchase or exchange for any interests of such entity, (b) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to the Purchased Assets, (c) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any Seller Party’s interest in the Repurchase Assets except for the Lien provided for by this Agreement, or (d) except as provided in this Agreement, enter into any agreement or undertaking restricting the right or ability of any Seller Party to sell, assign or transfer the Repurchase Assets.

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Section 9.Payment and Accounts; Transfer and Custody.
(a)Operating Account. Unless otherwise provided herein or mutually agreed in writing, all transfers of funds to be made by Seller to Administrative Agent on behalf of Buyers hereunder (including Price Differential, Repurchase Price, amounts in respect of a Margin Deficit, and Income and other proceeds as provided herein) shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Administrative Agent at the Operating Account not later than 5:00 p.m. (New York time), on the date such payment shall become due (and each such payment made after such time shall be deemed to have been made on the next succeeding Business Day). Each Seller Party and Guarantor acknowledges that it has no rights of withdrawal from the foregoing account.
(b)Haircut Account.
(i)Administrative Agent will establish and maintain the Haircut Account to facilitate the funding of Transactions hereunder. From time to time, Seller shall deposit applicable Haircut Amounts into the Haircut Account in connection with Direct Disbursement Transactions as described herein. Upon Seller’s request, Administrative Agent shall deposit in the Haircut Account any amounts entitled to be remitted to Seller following Administrative Agent’s application of take-out proceeds or other income. Upon Seller’s written request, unless a Margin Call, Default or Event of Default has occurred and is continuing or any amounts are then owing to Administrative Agent, Buyers or Trustee under this Agreement or another Facility Document, Administrative Agent will transfer, not more frequently than once per Business Day, the Haircut Account balance in excess of the Haircut Account Minimum Balance to an account designated by Seller.
(ii)Amounts on deposit in the Haircut Account will accrue interest at standard deposit rates agreed to by Administrative Agent, and any such interest accrued on the such amounts will be applied by Administrative Agent to the credit of Seller on a monthly basis.
(iii)The Haircut Account shall be under the sole dominion and control of Administrative Agent, and each Seller Party agrees that it shall have no right or authority to withdraw or otherwise give any directions with respect to such account or the disposition of any funds held in any such account; provided that Seller may deposit amounts into the Haircut Account at any time. If any Margin Call or an Event of Default has occurred and is continuing or any amounts are then owing to Administrative Agent, Buyers or Trustee under this Agreement or another Facility Document, Administrative Agent shall be entitled to withdraw any or all amounts on deposit in the Haircut Account, including the Haircut Account Minimum Balance, to cure such circumstance or otherwise exercise remedies available to Administrative Agent, including the right of setoff, without prior notice to, or consent from, Seller. Administrative Agent shall notify Seller promptly of any such withdrawal from the Haircut Account to satisfy a Margin Call. For the avoidance of doubt, no funds shall be withdrawn from the Haircut Account prior to

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the payment of all fees, expenses and indemnities then due and owing to the Trustee under the Facility Documents, subject to the Trustee Expense Cap as applicable.
(iv)The balance of the Haircut Account shall be not less than the Haircut Account Minimum Balance at all times. The Haircut Account and all funds credited to the Haircut Account shall be and remain pledged to Buyer until all Obligations have been repaid in full and this Agreement has terminated.
Section 10.Hypothecation or Pledge of Purchased Assets. Title to the Purchased Assets shall pass to Administrative Agent for the benefit of Buyers and Buyers shall have free and unrestricted use of the Purchased Assets. Nothing in this Agreement shall preclude any Buyer from engaging in repurchase transactions with the Purchased Assets, Repurchase Assets and/or the related interest in the Underlying Assets or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Purchased Assets, Repurchase Assets and/or the related interest in the Underlying Assets; provided that, unless an Event of Default shall have occurred and be continuing, no such transaction shall affect the obligations of Administrative Agent on behalf of Buyers to transfer the Purchased Assets, Repurchase Assets and Underlying Assets, as applicable, to Seller on the applicable Repurchase Date or the obligation of the Servicers to deposit Income arising from the Purchased Assets into the Collection Account pursuant to Section 5(b) hereof; provided, further, that Seller shall not be liable for any costs incurred by Administrative Agent or any Buyer in connection with such transactions. Administrative Agent and Buyers shall have the right to assign any applicable Asset Representations and Warranties in connection with any repurchase transaction or other pledge or hypothecation any of the Purchased Assets and/or Underlying Assets, and each counterparty under any such repurchase transaction shall be a repledgee as contemplated by Section 9-207 and Section 9-623 of the UCC. Nothing contained in this Agreement shall obligate Administrative Agent or Buyers to segregate the Purchased Assets delivered to Administrative Agent or Buyers by any Seller Party.
Section 11.Reserved.
Section 12.Representations. Seller represents and warrants as to itself, and Guarantor represents and warrants as to itself and as to the Asset Subsidiary, to Administrative Agent and Buyers that as of the Purchase Date with respect to any Purchased Assets and any Underlying Asset, and as of the date of this Agreement and any Transaction hereunder, and at all times while the Facility Documents and any Transaction hereunder is in full force and effect:
(a)Acting as Principal. Seller will engage in such Transactions as principal (or, if agreed in writing in advance of any Transaction by Administrative Agent, as agent for a disclosed principal).
(b)Asset Schedule. The information set forth in the related Asset Schedule and all other information or data furnished by, or on behalf of, each Seller Party to Administrative Agent and Buyers is complete, true and correct in all material respects, and each Seller Party acknowledges that neither Administrative Agent nor any Buyer has verified the accuracy of such information or data.

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(c)Solvency. Neither the Facility Documents nor any Transaction thereunder are entered into in contemplation of insolvency or with intent to hinder, delay or defraud any of any Seller Party’s or Guarantor’s creditors. The transfer of the Purchased Assets and any Underlying Assets subject hereto is not undertaken with the intent to hinder, delay or defraud any of any Seller Party’s creditors. No Seller Party or Guarantor is insolvent within the meaning of 11 U.S.C. § 101(32) and the transfer and sale of the Purchased Assets pursuant hereto (i) will not cause such Seller Party or Guarantor to become insolvent, (ii) will not result in any property remaining with such Seller Party or Guarantor to be unreasonably small capital, and (iii) will not result in debts that would be beyond such Seller Party’s or Guarantor’s ability to pay as same mature. Seller has received reasonably equivalent value in exchange for the transfer and sale of the Purchased Assets subject hereto. The Asset Subsidiary has received reasonably equivalent value in exchange for the transfer and sale of the applicable Underlying Assets to the Asset Subsidiary.
(d)No Broker. No Seller Party has dealt with any broker, investment banker, agent, or other person, except for Administrative Agent and Buyers, who may be entitled to any commission or compensation in connection with the sale of the Purchased Assets or pledge of Underlying Assets pursuant to this Agreement.
(e)Ability to Perform. No Seller Party or Guarantor believes, nor does it have any reason or cause to believe, that either Seller Party or Guarantor, respectively, cannot perform each and every covenant contained in the Facility Documents to which it is a party on its part to be performed.
(f)Existence. Each Seller Party and Guarantor (a) is the type of business organization identified on Annex 2 for such Seller Party and is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect; and (c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect.
(g)Financial Statements. Seller has heretofore furnished to Administrative Agent a copy of Guarantor’s (a) unaudited balance sheet for the fiscal year ended the Annual Financial Statement Date and the related statements of income and retained earnings and of cash flows for Guarantor for such fiscal year, setting forth in each case in comparative form the figures for the previous year, and (b) balance sheet for such quarterly periods of Guarantor up until the Quarterly Financial Statement Date and the related statements of income and retained earnings and of cash flows for Guarantor for such quarterly periods. All such financial statements are complete and correct and fairly present, in all material respects, the financial condition of Guarantor and the results of its operations as at such dates and for such quarterly periods, all in accordance with GAAP applied on a consistent basis, subject, in the case of

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interim statements to year-end adjustments and lack of footnotes. Since the Annual Financial Statement Date, there has been no material adverse change in the business, operations or financial condition of Guarantor from that set forth in said financial statements nor does any Responsible Officer of any Seller Party have actual knowledge of any state of facts which (without notice or the lapse of time) would reasonably be expected to result in any such Material Adverse Effect.
(h)No Breach. Neither (a) the execution and delivery of the Facility Documents nor (b) the consummation of the transactions therein contemplated to be entered into by any Seller Party or Guarantor in compliance with the terms and provisions thereof will conflict with or result in a breach of the organizational documents of any Seller Party or Guarantor, or any applicable law, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority to which such Seller Party or Guarantor is subject, or other material agreement or instrument to which any Seller Party or Guarantor is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such material agreement or instrument or result in the creation or imposition of any Lien (except for the Liens created pursuant to the Facility Documents) upon any Property of any Seller Party or Guarantor pursuant to the terms of any such agreement or instrument.
(i)Action. Each Seller Party and Guarantor has all necessary corporate or other power, authority and legal right to execute, deliver and perform its obligations under each of the Facility Documents to which it is a party, as applicable; the execution, delivery and performance by such Seller Party and Guarantor of each of the Facility Documents to which it is a party have been duly authorized by all necessary corporate or other action on its part; and each Facility Document has been duly and validly executed and delivered by each Seller Party and Guarantor, as applicable.
(j)Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any securities exchange are necessary for the execution, delivery or performance by any Seller Party and Guarantor, as applicable, of the Facility Documents to which it is a party or for the legality, validity or enforceability thereof, except for those already obtained and filings and recordings in respect of the Liens created pursuant to the Facility Documents.
(k)Enforceability. This Agreement and all of the other Facility Documents executed and delivered by each Seller Party and Guarantor, as applicable, in connection herewith are legal, valid and binding obligations of such Seller Party and Guarantor, as applicable, and are enforceable against such Seller Party and Guarantor in accordance with their terms except as such enforceability may be limited by (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally and (ii) general principles of equity.
(l)Indebtedness. No Seller Party or Guarantor has any Indebtedness, except the Indebtedness evidenced by this Agreement or as otherwise disclosed in the most recent Compliance Certificate.

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(m)Material Adverse Effect. No Material Adverse Effect has occurred and is continuing.
(n)No Default. No Default or Event of Default has occurred and is continuing.
(o)Pricing Side Letter. Each Seller Party or Guarantor, as applicable, is in compliance in all material respects with all additional representations and warranties (excluding any Asset Representations and Warranties) set forth in each Pricing Side Letter.
(p)Adverse Selection. No Seller Party has selected the Underlying Assets in a manner intended to adversely affect Administrative Agent’s or Buyer’s interests.
(q)Litigation. Except as otherwise set forth in Schedule 6 to the Pricing Side Letter (which shall be deemed automatically updated by the most recently delivered replacement schedule of litigation, if any, provided to Administrative Agent by Seller pursuant to the Compliance Certificate or with a notice to Buyer given pursuant to Section 13(c)), there are no actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are pending or, to the knowledge of any Seller Party or Guarantor, threatened) or other legal or arbitrable proceedings affecting any Seller Party or Guarantor or affecting any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Facility Documents or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim in an aggregate amount greater than the Litigation Threshold, (iii) individually or in the aggregate, if adversely determined, could be reasonably likely to have a Material Adverse Effect, or (iv) relates to any material violation of the Home Ownership and Equity Protection Act or any state, city or district high cost home mortgage or predatory lending law.
(r)Margin Regulations. The use of all funds acquired by any Seller Party under this Agreement will not conflict with or contravene any of Regulations T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.
(s)Taxes. Each Seller Party and Guarantor has timely filed all U.S. federal and state income, and any other material, tax returns that are required to be filed by them and have timely paid all Taxes due, except for any such Taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided. There are no Liens for Taxes against any Seller Party or Guarantor, except for statutory liens for Taxes not yet due and payable or for Taxes the amount or validity of which is currently being contested in good faith by appropriate proceedings diligently conducted and, in each case, with respect to which adequate reserves have been provided in accordance with GAAP.
(t)Investment Company Act. No Seller Party or Guarantor is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act and it is not necessary for the Asset Subsidiary to register under the

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Investment Company Act by virtue of an exemption other than the exemptions provided by Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act.
(u)Purchased Assets; Underlying Assets.
(i)No Seller Party or Guarantor has assigned, pledged, or otherwise conveyed or encumbered any Purchased Asset or any Underlying Asset to any other Person, and immediately prior to the sale of each Purchased Asset to Administrative Agent for the benefit of Buyers, Seller was the sole owner of such Purchased Asset and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens to be released simultaneously with the sale to Administrative Agent for the benefit of Buyers hereunder. Asset Subsidiary has not assigned, pledged, or otherwise conveyed or encumbered any Underlying Asset to any other Person, and immediately prior to the pledge of each Underlying Asset to Administrative Agent for the benefit of Buyers, the Asset Subsidiary was the sole owner of such Underlying Asset and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens to be released simultaneously with the pledge to Administrative Agent on behalf of Buyers hereunder.
(ii)The provisions of this Agreement are effective to either constitute a sale of Repurchase Assets to Administrative Agent for the benefit of Buyers or to create in favor of Administrative Agent on behalf of Buyers a valid security interest in all right, title and interest of Seller Parties and Guarantor in, to and under the Repurchase Assets.
(v)Asset Guidelines. The Asset Guidelines provided by Guarantor to Administrative Agent are the true and correct Asset Guidelines of Guarantor, and upon request of Administrative Agent, include any amendments or modifications thereto.
(w)Location of Books and Records. The location where each Seller Party and Guarantor keeps its respective books and records, including all computer tapes and records related to the Repurchase Assets, is its respective chief executive office.
(x)True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of each Seller Party and Guarantor to Administrative Agent and/or Buyers in connection with the negotiation, preparation or delivery of this Agreement and the other Facility Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. There is no fact known to a Responsible Officer of any Seller Party or Guarantor, after due inquiry, that could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Facility Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to Administrative Agent for use in connection with the transactions contemplated hereby or thereby.

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(y)ERISA.
(i)No liability under Section 4062, 4063, 4064 or 4069 of ERISA has been or is expected by any Seller Party or Guarantor to be incurred by any Seller Party, Guarantor or any ERISA Affiliate thereof with respect to any Plan which is a Single-Employer Plan in an amount that could reasonably be expected to have a Material Adverse Effect.
(ii)No Plan which is a Single-Employer Plan had an accumulated funding deficiency, whether or not waived, as of the last day of the most recent fiscal year of such Plan ended prior to the date hereof, and no such plan which is subject to Section 412 of the Code failed to meet the requirements of Section 436 of the Code as of such last day. Neither any Seller Party, Guarantor nor any ERISA Affiliate thereof is subject to a Lien in favor of such a Plan as described in Section 430(k) of the Code or Section 303(k) of ERISA.
(iii)Each Plan of each Seller Party, Guarantor and each of its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code, except where the failure to comply would not result in any Material Adverse Effect.
(iv)No Seller Party or Guarantor has incurred a tax liability under Chapter 43 of the Code or a penalty under Section 502(i) of ERISA which has not been paid in full, except where the incurrence of such tax or penalty would not result in a Material Adverse Effect.
(v)None of any Seller Party, Guarantor or any ERISA Affiliate thereof has incurred or reasonably expects to incur any withdrawal liability under Section 4201 of ERISA as a result of a complete or partial withdrawal from a Multiemployer Plan in an amount that could reasonably be expected to have a Material Adverse Effect.
(a)No Reliance. Each Seller Party and Guarantor has made its own independent decisions to enter into the Facility Documents and each Transaction and as to whether such Transaction is appropriate and proper for it based upon its own judgment and upon advice from such advisors (including without limitation, legal counsel and accountants) as it has deemed necessary. No Seller Party or Guarantor is relying upon any advice from Administrative Agent or any Buyer as to any aspect of the Transactions, including without limitation, the legal, accounting or tax treatment of such Transactions.
(b)Plan Assets. No Seller Party or Guarantor is an employee benefit plan as defined in Section 3 of Title I of ERISA, or a plan described in Section 4975(e)(1) of the Code, and the Purchased Assets and Underlying Assets are not “plan assets” within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA, in any Seller Party’s and Guarantor’s hands and transactions by or with each Seller Party or Guarantor are not subject to

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any state or local statute regulating investments of, or fiduciary obligations with respect to governmental plans within the meaning of Section 3(32) of ERISA.
(c)Anti-Money Laundering Laws. The operations of each Seller Party and Guarantor are conducted and have been conducted in all material respects in compliance with the applicable anti-money laundering statutes of all jurisdictions to which any Seller Party and Guarantor is subject and the rules and regulations thereunder, including the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Seller Party or any of their Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of any Seller Party or Guarantor, threatened.
(d)No Prohibited Persons. Neither any Seller Party or Guarantor nor, to the knowledge of any Seller Party or Guarantor, any director, officer, agent or employee of any Seller Party, Guarantor or any of their respective Subsidiaries is an individual or entity (“Prohibited Person”) that is currently the subject of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC” and such sanctions, “OFAC-Administered Sanctions”), nor is located, organized or resident in a country or territory that is the subject of OFAC-Administered Sanctions; and no Seller Party or Guarantor will directly or indirectly use the proceeds of the Transactions hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Prohibited Person, to fund activities of or business with any Prohibited Person, or in any country or territory, that at the time of such funding or facilitation, is the subject of OFAC-Administered Sanctions, or in a manner that would otherwise cause any Person (including any Person involved in the Transactions hereunder) to violate any OFAC-Administered Sanctions.
(e)Anti-Corruption Laws and Sanctions. Each Seller Party and Guarantor has implemented and maintains in effect policies and procedures designed to ensure compliance by such Seller Party and Guarantor, their respective Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and each Seller Party, its Subsidiaries and their respective officers and directors and to the knowledge of each Seller Party, its employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in a Seller Party or Guarantor being designated as a Sanctioned Person. None of (a) to the knowledge of any Seller Party or Guarantor or any of their respective directors, officers or employees, or (b) to the knowledge of each Seller Party, Guarantor any agent of a Seller Party or Guarantor or any Subsidiary thereof that will act in any capacity in connection with or benefit from the financing facility established hereby, is a Sanctioned Person. No Transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions.
(f)Foreign Corrupt Practices Act. No Seller Party or Guarantor, nor to the knowledge of any Seller Party or Guarantor, any director, officer, agent or employee of any

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Seller Party, is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”); and Seller has conducted its businesses in compliance with the FCPA.
Section 13.Covenants. On and as of the date of this Agreement and each Purchase Date and on each day until this Agreement is no longer in force, each Seller Party and Guarantor covenants as to itself, and Guarantor shall cause the Asset Subsidiary to comply with, the following where applicable:
(a)Preservation of Existence; Compliance with Law. Each Seller Party and Guarantor shall:
(i)Preserve and maintain its legal existence and all of its material rights, privileges licenses, and franchises necessary for the operation of its business;
(ii)Comply in all material respects with the requirements of all applicable laws, rules, regulations and orders, whether now in effect or hereafter enacted or promulgated by any applicable Governmental Authority (including, without limitation, all environmental laws), the noncompliance with which would have a Material Adverse Effect or a material adverse effect on the business, financial condition or results of operations of such Seller Party;
(iii)Maintain all licenses, permits or other approvals necessary for such Seller Party and Guarantor to conduct its business and to perform its obligations under the Facility Documents, and shall conduct its business strictly in accordance with applicable law, except for failures to maintain any such licenses, approvals, registrations or qualifications which, individually or in the aggregate, would not have a Material Adverse Effect;
(iv)Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied;
(v)Permit representatives of Administrative Agent, upon reasonable written notice (unless an Event of Default shall have occurred and is continuing, in which case, no prior notice shall be required), during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by Administrative Agent in good faith; and
(vi)Maintain in effect and enforce policies and procedures designed to ensure compliance by such Seller Party and Guarantor, their respective Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

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(b)Taxes. Each Seller Party and Guarantor shall timely file all U.S. federal and state income, and any other material, tax returns that are required to be filed by them and shall timely pay all Taxes due or in compliance with an agreed upon payment schedule, except for any such Taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided.
(c)Notice of Proceedings or Adverse Change. Each Seller Party and Guarantor shall give notice to Administrative Agent promptly (or at such time as noted below) after a Responsible Officer of such Seller Party and Guarantor has any knowledge of:
(i)the occurrence of any Default or Event of Default;
(ii)the occurrence of any Servicer Termination Event;
(iii)any litigation, investigation, regulatory action or proceeding that is pending or threatened by or against any Seller Party or Guarantor in any federal or state court or before any Governmental Authority which, if not cured or if adversely determined, would reasonably be expected to have a Material Adverse Effect or constitute a Default or Event of Default,
(iv)any litigation or proceeding that is pending or threatened (a) against any Seller Party or Guarantor in which the amount involved exceeds the Litigation Threshold and is not covered by insurance, in which injunctive or similar relief is sought or (b) in connection with any of the Repurchase Assets, which, if adversely determined, would reasonably be expected to have a Material Adverse Effect;
(v)as soon as reasonably possible, notice of any of the following events:
(A)an involuntary reduction in the insurance coverage of any Seller Party or Guarantor, with a copy of evidence of same attached;
(B)any material change in accounting policies (other than changes required by GAAP) or financial reporting practices of any Seller Party or Guarantor;
(C)the involuntary termination or the involuntary nonrenewal of any debt facilities of Guarantor which have a maximum principal amount (or equivalent) available of more than the Facility Termination Threshold;
(D)promptly upon receipt of notice or knowledge of any Lien or security interest (other than security interests created hereby or under any other Facility Document) on, or claim asserted against, any of the Repurchase Assets; and
(E)any other event, circumstance or condition that has resulted, or could be reasonably expected to result, in a Material Adverse Effect;

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(i)promptly, [***] after an Authorized Representative of any Seller Party or Guarantor receives notice or has knowledge of the same, deliver to Administrative Agent a true, complete, and correct copy of any material schedule, material report, material notice or any other material document delivered to any Seller Party or Guarantor by any Person pursuant to, or in connection with, any of the Repurchase Assets; and
(ii)promptly, [***] after any Seller Party or Guarantor receives notice of the same, any Underlying Asset submitted to a Take-out Investor (whole loan or securitization) is rejected for purchase by such Take-out Investor.
(d)Financial Reporting. Guarantor shall maintain a system of accounting established and administered in accordance with GAAP, and Seller and Guarantor shall comply with each of the Financial Reporting Requirements.
(e)Visitation and Inspection Rights. Subject to Section 19 and any limitations therein, each Seller Party and Guarantor shall permit Administrative Agent and/or Buyers to inspect, and to discuss with such Seller Party’s officers, agents and auditors, the affairs, finances, and accounts of each Seller Party and Guarantor, the Repurchase Assets, and each Seller Party’s and Guarantor’s books and records, and to make abstracts or reproductions thereof and to duplicate, reduce to hard copy or otherwise use any and all computer or electronically stored information or data, all to the extent reasonably requested by Administrative Agent in good faith to ensure compliance with this Agreement, in each case, (i) during normal business hours, (ii) upon written reasonable notice and without unreasonable disruption to such Seller Party’s and Guarantor’s business (provided, that upon the occurrence of an Event of Default, no notice shall be required), and (iii) subject to the Due Diligence Cap (to the extent an Event of Default has no occurred or is continuing),  at the expense of Seller, to discuss with its officers, its affairs, finances, and accounts. A Seller Party may have its representatives in attendance at any meetings between the officers or other representatives of Administrative Agent and Buyers and a Seller Party’s auditors.
(f)HELOC Provisions. With respect to each HELOC, if a Mortgagor requests an increase in the related credit limit, the Seller, shall, in their sole discretion, either accept or reject the Mortgagor’s request in accordance with the Accepted Servicing Practices and notify the Administrative Agent in writing of such decision by Seller. If the request for a credit limit increase is accepted by the Seller, the increase will be effected by the Seller through modification of the Mortgage Loan with the Mortgagor. Seller shall deliver to the Administrative Agent an updated Asset Schedule reflecting the modification to the Mortgage Loan and shall deliver any modified mortgage loan documents to the Custodian. Notwithstanding anything to the contrary herein, in no event shall Administrative Agent have any obligation to fund any draws with respect to any HELOC, which obligations shall be retained by the Seller.
(g)Further Assurances. Each Seller Party and Guarantor shall execute and deliver to Administrative Agent all further documents, financing statements, agreements and instruments, and take all further action that may be required under applicable law, or that Administrative Agent may reasonably request, in order to effectuate the transactions

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contemplated by this Agreement and the Facility Documents or, without limiting any of the foregoing, to grant, preserve, protect and perfect the validity and first-priority of the security interests created or intended to be created hereby. Each Seller Party and Guarantor shall do all things necessary to preserve the Repurchase Assets so that they remain subject to a first priority perfected security interest hereunder.
(h)True and Correct Information. All information, reports, exhibits, schedules, financial statements or certificates of any Seller Party, Guarantor or any of their respective Affiliates or any of their officers furnished to Administrative Agent and/or Buyers hereunder and during Administrative Agent’s and/or Buyers’ diligence of such Seller Party or Guarantor are and will be true and correct in all material respects and will not omit to disclose any material facts necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. All required financial statements, information and reports delivered by any Seller Party or Guarantor to Administrative Agent and/or Buyers pursuant to this Agreement shall be prepared in accordance with GAAP, or if applicable, to SEC filings, the appropriate SEC accounting requirements.
(i)ERISA Events.
(i)Promptly upon becoming aware of the occurrence of any Event of ERISA Termination which together with all other Events of ERISA Termination occurring within the prior twelve (12) months involve a payment of money by or a potential aggregate liability of any Seller Party, Guarantor or any ERISA Affiliate thereof or any combination of such entities in excess of $[***]such Seller Party or Guarantor shall give Administrative Agent a written notice specifying the nature thereof, what action such Seller Party, Guarantor or any ERISA Affiliate thereof has taken and, when known, any action taken or threatened by the U.S. Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;
(ii)Promptly upon receipt thereof, each Seller Party and Guarantor shall furnish to Administrative Agent copies of (i) all notices received by such Seller Party, Guarantor or any ERISA Affiliate thereof of the PBGC’s intent to terminate any Plan or to have a trustee appointed to administer any Plan; (ii) all notices received by such Seller Party, Guarantor or any ERISA Affiliate thereof from the sponsor of a Multiemployer Plan pursuant to Section 4202 of ERISA involving a withdrawal liability in excess of $[***]; and (iii) all funding waiver requests filed by such Seller Party, Guarantor or any ERISA Affiliate thereof with the U.S. Internal Revenue Service with respect to any Plan, the accrued benefits of which exceed the present value of the plan assets as of the date the waiver request is filed by more than $1,000,000, and all communications received by such Seller Party, Guarantor or any ERISA Affiliate thereof from the U.S. Internal Revenue Service with respect to any such funding waiver request.
(j)ERISA Matters.
(i)No Seller Party or Guarantor shall permit any event or condition which is described in any of clauses (i) through (viii) of the definition of “Event of

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ERISA Termination” to occur or exist with respect to any Plan or Multiemployer Plan if such event or condition, together with all other events or conditions described in the definition of Event of ERISA Termination occurring within the prior twelve (12) months, involves the payment of money by or an incurrence of liability of such Seller Party, Guarantor or any ERISA Affiliate thereof, or any combination of such entities in an amount in excess of $[***].
(ii)No Seller Party or Guarantor shall be an employee benefit plan as defined in Section 3 of Title I of ERISA, or a plan described in Section 4975(e)(1) of the Code and no Seller Party or Guarantor shall use “plan assets” within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA, to engage in this Agreement or the Transactions hereunder and transactions by or with such Seller Party or Guarantor are not subject to any state or local statute regulating investments of, or fiduciary obligations with respect to governmental plans within the meaning of Section 3(32) of ERISA.
(k)Transaction Pool Covenants. Each Seller Party and Guarantor shall comply with all applicable additional covenants set forth in each Pricing Side Letter, if any.
(l)No Adverse Selection. No Seller Party or Guarantor shall select Eligible Assets to be subject to a Transaction as Underlying Assets using any type of adverse selection or other selection criteria intended to adversely affect Administrative Agent or any Buyer.
(m)Books and Records. Each Seller Party and Guarantor shall, to the extent practicable, maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Repurchase Assets in the event of the destruction of the originals thereof), and keep and maintain or obtain, as and when required, all documents, books, records and other information reasonably necessary or advisable for the collection of all Repurchase Assets.
(n)Illegal Activities. No Seller Party or Guarantor shall engage in any conduct or activity that could subject its assets to forfeiture or seizure.
(o)Material Change in Business. No Seller Party or Guarantor shall make any material change in the nature of its business as conducted as of the date of this Agreement.
(p)Limitation on Dividends and Distributions. Other than Permitted Tax Distributions or stock dividends, both of which are unrestricted and may be declared, made or paid at any time, neither Guarantor nor any Seller Party shall declare, make or pay, or incur any liability to declare, make or pay, any dividend or distribution, direct or indirect, on or on account of any shares of its stock (or equivalent equity interest) or any redemption or other acquisition, direct or indirect, of any shares of its stock (or equivalent equity interest) or of any warrants, rights or other options to purchase any shares of its stock (or equivalent equity interest), nor purchase, acquire, redeem or retire any stock (or equivalent equity interest) in itself, whether now or hereafter outstanding (collectively, “Restricted Distributions”), without the prior written

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consent of the Administrative Agent if and Event of Default has occurred and is continuing or if an Event of Default would result therefrom.
(q)Disposition of Assets; Liens. No Seller Party or Guarantor shall cause any of the Repurchase Assets to be sold, pledged, assigned or transferred except as contemplated by the Facility Documents; nor shall any Seller Party or Guarantor create, incur, assume or suffer to exist any mortgage, pledge, Lien, charge or other encumbrance of any nature whatsoever on any of the Repurchase Assets, whether real, personal or mixed, now or hereafter owned, other than Liens in favor of Administrative Agent.
(r)Transactions with Affiliates. No Seller Party or Guarantor shall enter into any transaction, including, without limitation, the purchase, sale, lease or exchange of property or assets or the rendering or accepting of any service with any Affiliate, unless such transaction is (a) not otherwise prohibited in this Agreement, (b) in the ordinary course of such Seller Party’s or Guarantor’s business and (c) upon fair and reasonable terms no less favorable to such Seller Party or Guarantor, as the case may be, than it would obtain in a comparable arm’s length transaction with a Person which is not an Affiliate.
(s)Consolidations, Mergers and Sales of Assets. No Seller Party or Guarantor shall (i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer all or substantially all of its assets to any other Person except in connection with a securitization transaction or a whole loan sale.
(t)Underlying Asset Reports. On the Reporting Date or with such greater frequency as reasonably requested by Administrative Agent, each Seller Party and Guarantor will furnish to Administrative Agent monthly electronic Underlying Asset performance data, including an Asset Schedule and delinquency status.  At Administrative Agent’s request, each Seller Party and Guarantor will furnish to Administrative  Agent additional loan data reports (i.e., delinquency, foreclosure and net charge off reports) regarding the characteristics of the Underlying Assets.
(u)No Amendment. No Seller Parties or Guarantor shall amend or modify the Asset Subsidiary Agreement without the prior written consent of Administrative Agent.
(v)Asset Guidelines. Upon request of the Administrative Agent, Seller Parties shall cause Guarantor to promptly deliver to Administrative Agent a complete copy of the most recently amended or modified Asset Guidelines related to Non-Agency Mortgage Loans or Junior Mortgage Loans.
(w)No Pledge. No Seller Party or Guarantor shall pledge, transfer or convey any security interest in any Pledged Account to any Person without the express written consent of Administrative Agent.
(x)Anti‑Money Laundering Laws. Each Seller Party and Guarantor shall comply with all applicable Anti-Money Laundering Laws.

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(y)No Prohibited Persons. No Seller Party nor Guarantor is, or, to the knowledge of any Seller Party or Guarantor, none of their respective directors, officers, agents or employees, shall be a Prohibited Person that is currently the subject of any OFAC-Administered Sanctions, or is located, organized or resident in a country or territory that is the subject of OFAC-Administered Sanctions; and no Seller Party or Guarantor will use the proceeds of the Transactions hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Prohibited Person, to fund activities of or business with any Prohibited Person, or in any country or territory, that at the time of such funding or facilitation is the subject of OFAC-Administered Sanctions, or in a manner that would otherwise cause any Person (including any Person involved in the Transactions hereunder) to violate any OFAC-Administered Sanctions.
(z)Foreign Corrupt Practices Act. No Seller Party, Guarantor, nor any of their respective directors, officers, agents or employees shall take any action, directly or indirectly, that would result in a violation by such persons of the FCPA; and each Seller Party and Guarantor shall each conduct its businesses in compliance with the FCPA.
(aa)Use of Proceeds. No Seller Party or Guarantor will request any Transaction nor use, and shall ensure that none of its Subsidiaries nor its or their respective directors, officers, employees and agents shall use, the proceeds of any Transaction (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any country, region or territory which is itself the subject or target of any Sanctions, to the extent such activities, business or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
(ab)Investment Company Act. No Seller Party or Guarantor will be an “investment company”, or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act. The Seller Parties and Guarantor will maintain the status of the Asset Subsidiary such that it will not be necessary for the Asset Subsidiary to register under the Investment Company Act by virtue of an exemption other than the exemption provided by Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act.
(ac)Special Purpose Entity. Unless otherwise consented to by Administrative Agent in writing, and except as permitted by the Facility Documents, each Seller Party shall be a Special Purpose Entity that (i) shall not (x) own assets other than (A) in the case of the Asset Subsidiary, the Underlying Assets and assets related thereto and (B) in the case of Seller, the Purchased Certificates and proceeds from the Transactions and (y) engage in any business, other than the assets and transactions specifically contemplated by the Facility Documents and any mortgage loan purchase or sale agreements entered into by the Asset Subsidiary; (ii) shall not incur any Indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than pursuant to the Facility

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Documents; (iii) except as contemplated by this Agreement and the other Facility Documents not make any loans or advances to any Affiliate or third party and shall not acquire obligations or securities of any Affiliates of any Seller Party or Guarantor other than Seller’s ownership of the Purchased Certificates; (iv) shall pay its debts and liabilities (including, as applicable, shared personnel expenses and overhead expenses) only from its own assets; (v) shall comply with the provisions of its organizational documents; (vi) shall do all things necessary to observe organizational formalities and to preserve its existence, and not amend, modify or otherwise change its organizational documents, or suffer the same to be amended, modified or otherwise changed, without Administrative Agent’s prior written consent; (vii) shall maintain all of its books, records and financial statements separate from those of its Affiliates (except that such financial statements may be consolidated to the extent consolidation is required or permitted under GAAP or as a matter of applicable law); (viii) shall be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name and shall not (except for tax purposes) identify itself or any of its Affiliates as a division or part of the other; (ix) shall not enter into any transactions other than transactions specifically contemplated by the Facility Documents, and any mortgage loan purchase or sale agreements entered into by the Asset Subsidiary with any Affiliates; (x) shall maintain adequate capital in light of its contemplated business purpose, transactions and liabilities; (xi) shall not engage in or suffer any change in ownership other than transactions specifically contemplated by the Facility Documents, and shall not dissolve, wind up, liquidate, consolidate, merge or transfer all or substantially all of its properties and assets to any Person (except as contemplated herein or in connection with any securitization transaction or whole loan sale); (xii) except as contemplated by this Agreement, shall not commingle its funds or other assets with those of any Affiliate or any other Person and shall maintain its properties and assets in such manner that it would not be costly or difficult to identify, segregate or ascertain its properties and assets from those of others; (xiii) shall not institute against, or join any other Person in instituting against a Seller Party any proceedings of the type referred to in the definition of “Insolvency Event” hereunder or seek to substantively consolidate a Seller Party in connection with any Insolvency Event with respect to any Seller Party or Guarantor; (xiv) shall not hold itself out to be responsible for the debts or obligations of any other Person except pursuant to this Agreement or the other Facility Documents; (xv) except as contemplated by this Agreement and the other Facility Documents, shall not form, acquire or hold any Subsidiary or own any equity interest in any other entity other than the Purchased Certificates; (xvi) shall allocate fairly and reasonably any overhead for shared office space and services performed by an employee of an Affiliate; and (xvii) shall not pledge its assets to secure the obligations of any other Person except pursuant to this Agreement.
(ad)Purchased Certificates.
(i)Seller shall deliver to Administrative Agent each original Purchased Certificate re-registered in the name of Administrative Agent.
(ii)No Seller Party or Guarantor shall take any action which results in any Purchased Certificate being dealt or traded on securities exchanges or securities

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markets or constituting an investment company security within the meaning of Section 8-103 of the UCC.
(iii)No Seller Party shall issue any new classes under any existing Purchased Certificate that is subject to a Transaction hereunder without Administrative Agent’s prior written consent.
(ae)No Division/Series Transactions. Notwithstanding anything to the contrary contained in this Agreement or any other Facility Document, (i) if any Seller Party or Guarantor is a limited liability company organized under the laws of the State of Delaware such Seller Party and Guarantor shall not enter into (or agree to enter into) any Division/Series Transaction any Division/Series Transaction and (ii) none of the provisions in this Agreement nor any other Facility Document, shall be deemed to permit any Division/Series Transaction.
(af)Agency Securities. With respect to Pooled Loans, Guarantor shall only designate Administrative Agent as the party authorized to receive the related Agency Security and shall designate Administrative Agent accordingly on the applicable Form HUD 11711A (Release of Security Interest) or Freddie Mac Form 966E (Warehouse Provider Release and Transfer), as applicable.
(ag)Pooled Loans. Guarantor, as Nominee for Seller, shall deliver to Administrative Agent (i) copies of the relevant Pooling Documents (to the extent required by the applicable Agency, the originals of which shall have been delivered to the applicable Agency) as Buyer may request from time to time and as required by the Custodial Agreement and (ii) the related Trade Assignment with respect to the related Pooled Loans. Upon the issuance of the Agency Security, Seller shall automatically convey its interests in the Pooled Loans to Guarantor in exchange for the Agency Security backed by such Pooled Loans, which Guarantor shall simultaneously convey to Seller. From time to time, solely for the purpose of facilitating the pool certification process for Pooled Loans, with consent of Administrative Agent, such Pooled Loans may be removed from the Asset Subsidiary and reconveyed to Guarantor pursuant to the Flow Assignment and Security Agreement. For the avoidance of doubt, such Pooled Loans shall remain subject to the lien of the Administrative Agent on behalf of the Buyers under this Agreement unless and until Administrative Agent has received the related Repurchase Price.
Section 14.Events of Default. If any of the following events (each, an “Event of Default”) shall occur and be continuing, Seller and Administrative Agent shall have the rights set forth in Section 15, as applicable:
(a)Payment Default. Any Seller Party or Guarantor (1) fails to (x) remit any amount payable by it hereunder or under any other Facility Document on account of Repurchase Price (other than for a Defective Mortgage Loan for which any Margin- Call has been paid) or (y) to satisfy a Margin Call within the time frame specified in this Agreement or (z) remit any payment of Price Differential when due pursuant to the terms of this Agreement; [***], or (2) defaults in the payment of  Expenses due to Administrative Agent or a Buyer (and such failure to pay Expenses shall continue for [***] or (3) any other Obligations, when the same shall become

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due and payable, whether at the due date thereof, or by acceleration or otherwise (which such failure shall continue for [***]).
(b)Immediate Representation and Warranty Breach. Any representation, warranty or certification made or deemed made by any Seller Party or Guarantor in any of the Specified Representations applicable to such Seller Party or Guarantor (including any certificate furnished to Administrative Agent or any Buyer pursuant to the provisions thereof) shall prove to have been untrue or misleading in any material respect as of the time made or furnished.
(c)Additional Representation and Warranty Breach. Any representation, warranty or certification made or deemed made herein or in any other Facility Document (excluding the applicable Specified Representations) by a Seller Party or Guarantor or any other certificate furnished to Administrative Agent or any Buyer pursuant to the provisions hereof or thereof, or any information with respect to the Purchased Assets or Underlying Assets furnished in writing by or on behalf of a Seller Party or Guarantor, in any case, shall prove to have been untrue or misleading in any material respect as of the time made or furnished (other than the Asset Representations and Warranties, which shall be considered solely for the purpose of determining the Asset Value of the Underlying Assets; unless (i) such Seller Party or Guarantor shall have made any such representations and warranties with actual knowledge that they were materially false or misleading at the time made; or (ii) any such representations and warranties have been determined in good faith by Administrative Agent in its sole discretion to be materially false or misleading on a regular basis) and such breach shall continue unremedied for a period of [***].
(d)Immediate Covenant Default. The failure of any Seller Party or Guarantor to perform, comply with or observe any term, covenant or agreement applicable to such Seller Party or Guarantor contained in any of the Specified Covenants.
(e)Additional Covenant Defaults. Any Seller Party or Guarantor shall fail to observe or perform any other covenant or agreement contained in this Agreement or any other Facility Document (excluding the applicable Specified Covenants), and if such default shall be capable of being remedied, and such failure to observe or perform shall continue unremedied for [***].
(f)Judgments. A judgment or judgments for the payment of money in excess of the applicable Litigation Threshold in the aggregate shall be rendered against any Seller Party or Guarantor or any Subsidiary thereof by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within [***] from the date of entry thereof, and such Seller Party, Guarantor or Subsidiary shall not, within said period of [***], or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal.
(g)Cross-Default. Any Seller Party or Guarantor or any Affiliate thereof shall be in default, (A) after the expiration of any grace or cure period to the extent not cured or

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waived or deemed not to exist by Buyer or Buyer’s Affiliate under (i) any Indebtedness of such Seller Party, Guarantor or Affiliate, as applicable, to any Buyer or any Affiliate which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary with respect to such Indebtedness, or (ii) any other contract to which such Seller Party, Guarantor or Affiliate, as applicable, and any Buyer or any Affiliate are parties which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such contract or (B) after the expiration of any grace or cure period to the extent not cured or waived or deemed not to exist by the other party to or beneficiary with respect to such Indebtedness, any Indebtedness, in the aggregate, in excess of the applicable Cross-Default Threshold which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary with respect to such Indebtedness.
(h)Insolvency Event. An Insolvency Event shall have occurred with respect to any Seller Party or Guarantor or Subsidiary thereof.
(i)Enforceability. For any reason this Agreement or any other Facility Document at any time ceases to be in full force and effect, or any Seller Party, Guarantor or any Subsidiary thereof shall contest the validity or enforceability thereto, or any Seller Party, Guarantor or any Subsidiary thereof shall seek to disaffirm or terminate, hereunder or thereunder (other than a termination of this Agreement or a Facility Document that is expressly permitted by this Agreement), and Seller shall fail to repurchase all of the Repurchase Assets and repay all Obligations under this Agreement [***].
(j)Liens. Any Seller Party or Guarantor shall grant, or suffer to exist, any Lien on any Repurchase Asset (except any Lien in favor of Administrative Agent or Liens contemplated hereby); or at least one of the following fails to be true (A) the Repurchase Assets shall have been sold and/or pledged to Administrative Agent, or (B) the Liens contemplated hereby and under the other Facility Documents are first priority perfected Liens on any Repurchase Assets in favor of Administrative Agent or shall be Liens in favor of any Person other than Administrative Agent and Seller fails to pay Administrative Agent for the benefit of Buyers all Obligations outstanding related to the affected Repurchase Asset(s) within [***].
(k)Material Adverse Effect. A Material Adverse Effect shall occur as determined by Administrative Agent in its sole good faith discretion.
(l)ERISA. (i) Any Seller Party, Guarantor or ERISA Affiliate shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any material “accumulated funding deficiency” (as defined in Section 304 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of any Seller Party, Guarantor or ERISA Affiliate, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of Administrative Agent, likely to result in the termination of such Plan for

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purposes of Title IV of ERISA, (iv) any Plan shall terminate for purposes of Title IV of ERISA, (v) any Seller Party, Guarantor or ERISA Affiliate shall, or in the reasonable opinion of Administrative Agent is likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect.
(m)Change in Control. A Change in Control shall have occurred without Administrative Agent’s prior written consent and Seller shall fail to repurchase all Purchased Assets then subject to outstanding Transactions before such Change in Control.
(n)Going Concern. Guarantor’s audited financial statements or notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to the status of Guarantor or any Subsidiary thereof as a “going concern” or reference of similar import.
(o)Guarantor Breach. Any repudiation of the Guaranty by Guarantor, or if the Guaranty is not enforceable against Guarantor.
(p)Inability to Perform. An officer of any Seller Party or Guarantor shall admit its inability to, or its intention not to, perform any of such Seller Party’s Obligations or Guarantor’s Guaranteed Obligations (as such term is defined in the Guaranty) as applicable.
(q)Servicer Termination Event. A Servicer Termination Event shall have occurred and Seller Parties have failed to (i) appoint a successor servicer that is satisfactory to Administrative Agent within [***] of such occurrence or (ii) complete the transfer of servicing of the Underlying Assets to such successor servicer within [***] of such occurrence; provided that if Seller is making commercially reasonable efforts to transfer such servicing and it has not yet been completed, such time frame shall be extended to [***] of such occurrence.
Section 15.Remedies.
(a)    If an Event of Default occurs and is continuing, the following rights and remedies are available to Administrative Agent on behalf of Buyers; provided, that an Event of Default shall be deemed to be continuing unless expressly waived by Administrative Agent in writing.
(i)At the option of Administrative Agent, exercised by written notice from Administrative Agent to Seller Parties (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Insolvency Event of any Seller Party or Guarantor), the Repurchase Date for each Transaction hereunder, if it has not already occurred, shall be deemed immediately to occur. Administrative Agent shall (except upon the occurrence of an Insolvency Event of any Seller Party or Guarantor, in which case such notice shall be deemed given) give written notice to Seller Parties of exercise of such option as promptly as practicable.

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(ii)If Administrative Agent exercises or is deemed to have exercised the option referred to in subsection (a)(i) of this Section,
(A)Seller’s obligations in such Transactions to repurchase the Purchased Assets (including all Underlying Assets), at the Repurchase Price therefor on the Repurchase Date determined in accordance with subsection (a)(i) of this Section, (1) shall thereupon become immediately due and payable, (2) all Income paid after such exercise or deemed exercise shall be retained by Administrative Agent and applied in accordance with Section 15(a)(ii)(C) below, and (3) each Seller Party shall immediately deliver to Administrative Agent the Purchased Assets subject to such Transactions then in such Seller Party’s possession or control, including the Underlying Assets;
(B)to the extent permitted by applicable law, the Repurchase Price with respect to each such Transaction shall be increased by the aggregate amount obtained by daily application of, on a 360 day per year basis for the actual number of days during the period from and including the date of the exercise or deemed exercise of such option to but excluding the date of payment of the Repurchase Price as so increased, (x) the Post-Default Rate in effect following an Event of Default to (y) the Repurchase Price for such Transaction as of the Repurchase Date as determined pursuant to subsection (a)(i) of this Section (decreased as of any day by (i) any amounts actually in the possession of Administrative Agent pursuant to clause (C) of this subsection, and (ii) any proceeds from the sale of Purchased Assets and Underlying Assets applied to the Repurchase Price pursuant to subsection (a)(iv) of this Section); and
(C)all Income actually received by Administrative Agent pursuant to Section 5 shall be applied with respect to each Transaction Pool to reduce the Obligations hereunder in the manner Administrative Agent deems appropriate in its sole discretion and in accordance with the applicable Payments Waterfall.
(iii)Upon the occurrence of one or more Events of Default, Administrative Agent shall have the right to obtain physical possession of all files of each Seller Party relating to the Purchased Assets, Underlying Assets and the Repurchase Assets (to the extent that they remain subject to Transactions hereunder) and all documents relating to the Purchased Assets and Underlying Assets which are then or may thereafter come in to the possession of any Seller Party or any third party acting for any Seller Party and such Seller Party shall deliver to Administrative Agent such assignments as Administrative Agent shall request. Administrative Agent shall be entitled to specific performance of all agreements of each Seller Party contained in Facility Documents.
(iv)At any time [***] following notice to Seller Parties (which notice may be the notice given or deemed given under subsection (a)(i) of this Section), in the event Seller has not repurchased the Purchased Assets (including all Underlying Assets), Administrative Agent may (A) immediately sell, without demand or further notice of any

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kind, at a public or private sale and at such price or prices as Administrative Agent may deem satisfactory any or all of the Purchased Assets, Underlying Assets and the Repurchase Assets subject to such Transactions hereunder and apply the proceeds thereof in accordance with Section 15(a)(ii)(C) or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Assets, Underlying Assets and Repurchase Assets, to give Seller credit for such Purchased Assets, Underlying Assets and the Repurchase Assets in an amount equal to the Market Value of the Underlying Assets against the aggregate unpaid Repurchase Price and any other amounts owing by Seller hereunder. The proceeds of any disposition of the Purchased Assets, Underlying Assets and the Repurchase Assets shall be applied in accordance with the applicable Payments Waterfall.
(v)Seller shall be liable to Administrative Agent for (i) the amount of all reasonable legal or other third-party out-of-pocket expenses including, without limitation, all reasonable out-of-pocket costs and expenses of Administrative Agent and Buyers in connection with the enforcement of this Agreement, any other Facility Document or any other agreement evidencing a Transaction, whether in action, suit or litigation or bankruptcy, insolvency or other similar proceeding affecting creditors’ rights generally, further including, without limitation, the reasonable fees and expenses of counsel incurred in connection with or as a result of an Event of Default, (ii) actual damages in an amount equal to the reasonable out-of-pocket cost (including all reasonable out-of-pocket fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of an Event of Default, and (iii) any other reasonable out-of-pocket loss, damage, cost or expense actually incurred and directly arising or resulting from the occurrence of an Event of Default in respect of a Transaction.
(vi)Administrative Agent shall have the right to exercise the Unwind Rights.
(vii)Administrative Agent shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.
(r)Administrative Agent may exercise one or more of the remedies available hereunder immediately upon the occurrence and during the continuance of an Event of Default and at any time thereafter without written notice unless otherwise expressly set forth herein to any Seller Party. All rights and remedies arising under this Agreement as amended from time to time hereunder are cumulative and not exclusive of any other rights or remedies which Administrative Agent may have. For the avoidance of doubt no remedy shall be exercised hereunder which affects the Trustee’s receipt of fees, expenses and indemnities without such party’s prior written consent.
(s)Administrative Agent may enforce its rights and remedies hereunder without prior judicial process or hearing, and each Seller Party hereby expressly waives any defenses such Seller Party might otherwise have to require Administrative Agent to enforce its

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rights by judicial process. Each Seller Party also waives any defense (other than a defense of payment or performance) such Seller Party might otherwise have arising from the use of nonjudicial process, enforcement and sale of all or any portion of the Repurchase Assets, or from any other election of remedies. Each Seller Party recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm’s length.
(t)To the extent permitted by applicable law, Seller shall be liable to Administrative Agent for the benefit of Buyers for interest on any amounts owing by Seller hereunder, from the date Seller becomes liable for such amounts hereunder until such amounts are (i) paid in full by Seller or (ii) satisfied in full by the exercise of Administrative Agent’s rights hereunder. Interest on any sum payable by Seller to Administrative Agent under this subsection (d) shall be at a rate equal to the Post-Default Rate.
(u)Without limiting the rights of Administrative Agent hereto to pursue all other legal and equitable rights available to Administrative Agent for any Seller Party’s failure to perform its obligations under this Agreement, each Seller Party acknowledges and agrees that the remedy at law for any failure to perform obligations hereunder may be inadequate and Administrative Agent shall be entitled to seek specific performance, injunctive relief, or other equitable remedies in the event of any such failure. The availability of these remedies shall not prohibit Administrative Agent from pursuing any other remedies for such breach, including the recovery of monetary damages.
Section 16.Indemnification and Expenses.
(a)    Seller agrees to hold Administrative Agent and each Buyer, their respective Affiliates and their respective officers, directors, employees, agents and advisors (each an “Indemnified Party”) harmless from and indemnify any Indemnified Party against all liabilities, losses, damages, judgments, costs and expenses of any kind (including reasonable fees of counsel) which are reasonably incurred and may be imposed on, incurred by or asserted against such Indemnified Party (collectively, “Costs”), relating to or arising out of this Agreement, any other Facility Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, any other Facility Document or any transaction contemplated hereby or thereby, that, in each case, results from anything other than the Indemnified Party’s gross negligence or willful misconduct. Without limiting the generality of the foregoing, Seller agrees to hold any Indemnified Party harmless from and indemnify such Indemnified Party against all Costs with respect to the Purchased Assets and/or all Underlying Assets relating to or arising out of any taxes incurred or assessed in connection with the ownership of the Purchased Assets and/or the Underlying Assets, that, in each case, results from anything other than the Indemnified Party’s gross negligence or willful misconduct. In any suit, proceeding or action brought by an Indemnified Party in connection with the Purchased Assets and/or any Underlying Asset for any sum owing thereunder, or to enforce any provisions of the Purchased Assets and/or any Underlying Asset, Seller will save, indemnify and hold such Indemnified Party harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim,

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recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by Seller of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from Seller. Seller also agrees to reimburse an Indemnified Party as and when billed by such Indemnified Party for all the Indemnified Party’s reasonable and actual costs and expenses incurred in connection with the enforcement or the preservation of Administrative Agent’s and Buyers’ rights under this Agreement, any other Facility Document or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel.
(v)Seller agrees to pay as and when billed, all of the reasonable and documented third-party out-of-pocket fees and expenses of counsel incurred by Administrative Agent and Buyers in connection with the development, preparation and execution of (x) this Agreement and the Facility Documents in connection with the initial Closing Date, and (y) all amendments, supplements and modifications to this Agreement, the other Facility Document and any other documents prepared in connection herewith or therewith.
(w)Seller agrees to pay Administrative Agent and Buyers all the reasonable and documented out-of-pocket due diligence, inspection, testing and review costs and expenses incurred by Administrative Agent and Buyers with respect to Underlying Assets submitted by Seller to Administrative Agent and Buyers to be subject to a Transaction under this Agreement, including, but not limited to, those out-of-pocket costs and expenses incurred by Administrative Agent and Buyers pursuant to Sections 16(b) and 19 hereof, as limited by the application of the Due Diligence Cap pursuant to Section 19 hereof.
(x)The obligations of Seller from time to time to pay the Repurchase Price and all other amounts due under this Agreement shall be full recourse obligations of Seller.
Section 17.Servicing.
(a)    Each Seller Party shall, on behalf of Administrative Agent for the benefit of the Buyers, contract with one (1) or more Servicers to service the Underlying Assets consistent with the degree of skill and care that each Seller Party customarily requires with respect to similar Underlying Assets owned or managed by it and in accordance with Accepted Servicing Practices. Each Servicer shall (i) comply with all applicable federal, state and local laws and regulations, (ii) maintain all state and federal licenses necessary for it to perform its servicing responsibilities hereunder and (iii) not impair the rights of Administrative Agent on behalf of the Buyers in any Underlying Assets or any payment thereunder. Administrative Agent may terminate the servicing of any Underlying Asset with the then existing servicer in accordance with Section 17(e) hereof.
(y)Each Seller Party shall cause the related Servicer to hold or cause to be held all escrow funds collected by such Servicer with respect to any Underlying Assets in trust accounts and shall apply the same for the purposes for which such funds were collected.

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(z)To the extent required by this Agreement, and subject to the provisions of Section 5(b)(Income), each Seller Party shall cause the related Servicer to deposit all collections received by such Servicer on account of the Underlying Assets in the Collection Account (net of any Servicing Fees or reimbursable costs or expenses under the applicable Servicing Agreement) in accordance with the related Servicer Notice or Section 17 hereof, as applicable.
(aa)Each Seller Party shall provide promptly to Administrative Agent on behalf of Buyer a Servicer Notice addressed to and agreed to by each Servicer of the related Underlying Assets, advising such Servicer of such matters as Administrative Agent may reasonably request, including, without limitation, recognition by such Servicer of Administrative Agent’s interest in such Underlying Assets and such Servicer’s agreement that upon receipt of notice of an Event of Default from Administrative Agent, it will follow the instructions of Administrative Agent with respect to the Underlying Assets and any related Income with respect thereto.
(ab)Upon the occurrence of an Event of Default hereunder or a Servicer Termination Event, Administrative Agent shall have the right to immediately terminate upon written notice the related Servicer’s right to service the Underlying Assets without payment of any penalty or termination fee. Each Seller Party shall cooperate in transferring the servicing of the Underlying Assets to a successor servicer appointed by Administrative Agent in its sole discretion. For the avoidance of doubt any termination of a Servicer’s rights to service by Administrative Agent as a result of an Event of Default shall be deemed part of an exercise of Administrative Agent’s rights to cause the liquidation, termination or acceleration of this Agreement.
(ac)If any Seller Party should discover that, for any reason whatsoever, any entity responsible to such Seller Party by contract for managing or servicing any such Underlying Asset has failed to perform fully such Seller Party’s obligations under the Facility Documents or any of the obligations of such entities with respect to the Underlying Assets and such failure has not been promptly remedied, such Seller Party shall promptly notify Administrative Agent.
(ad)For the avoidance of doubt, no Seller Party retains economic rights to the servicing of the Underlying Assets other than the Seller Parties’ rights under the Servicing Agreements. As such, each Seller Party expressly acknowledges that each Purchased Asset (including all related Underlying Assets) is sold to applicable Buyer on a “servicing released” basis.
(ae)In addition to the foregoing, loanDepot.com, LLC, in its capacity as Servicer, shall service the Underlying Assets on behalf of the Administrative Agent for the benefit of Buyers in accordance with the following provisions:
(i)Servicing.
(A)Upon payment of the Purchase Price, the Administrative Agent for the benefit of Buyers shall own the Servicing Rights related to the

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Underlying Assets including the Asset File, subject to Administrative Agent’s obligations to sell such Servicing Rights back to Seller pursuant to the terms of this Agreement. Servicer and Administrative Agent each agree and acknowledge that the Underlying Assets sold hereunder shall be sold to the Administrative Agent on a servicing released basis, and that the Administrative Agent is engaging and hereby does engage Servicer to provide servicing of each Underlying Asset for the benefit of the Administrative Agent while such Underlying Asset is subject to a Transaction hereunder.
(B)So long as an Underlying Asset is subject to a Transaction, Servicer shall neither assign, encumber or pledge the Servicing Rights related to such Underlying Asset in whole or in part, nor delegate its rights or duties under this Agreement (other than to a subservicer, subcontractor or vendor) without the prior written consent of Administrative Agent. Servicer hereby acknowledges and agrees that Administrative Agent is entering into this Agreement in reliance upon Servicer’s representations as to the adequacy of its financial standing, servicing facilities, personnel, records, procedures, reputation and integrity, and the continuance thereof.
(C)Servicer shall service and administer the Underlying Assets on behalf of Buyer in accordance with Accepted Servicing Practices. Servicer shall at all times maintain accurate and complete records of its servicing of the Underlying Assets, and Administrative Agent may at any time upon reasonable prior notice and during normal business hours (without unreasonable disruption to Servicer’s business) examine and make copies of such Servicing Records. Servicer agrees that the Administrative Agent is the 100% beneficial owner of all Servicing Records relating to the Underlying Assets subject to Administrative Agent’s obligation to sell the Underlying Assets to Seller pursuant to the terms of this Agreement. Servicer covenants to hold such Servicing Records for the benefit of Administrative Agent on behalf of the Buyers and to safeguard such Servicing Records and to deliver them promptly to Administrative Agent or its designee (including the Custodian) at Administrative Agent’s request.
(D)Servicer shall hold or cause to be held all escrow payments collected with respect to the Underlying Assets in segregated accounts for the sole benefit of the Mortgagor and shall apply the same for the purposes for which such funds were collected.
(ii)Servicing Term. Servicer shall service such Underlying Assets for the benefit of the Administrative Agent on behalf of Buyers commencing as of the related Purchase Date and ending when there are no more Underlying Assets subject to Transactions hereunder; provided that Administrative Agent shall have the right to immediately terminate Servicer as servicer at any time following the occurrence and continuation of an Event of Default or a Servicer Termination Event. If Administrative Agent has terminated Servicer as servicer as a result of an Event of Default or Servicer

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Termination Event, Servicer shall transfer such servicing to the Administrative Agent or its designee at no cost or expense to the Administrative Agent.
(iii)Income. The Servicer shall segregate all amounts collected on account of Underlying Assets and hold them in trust for the sole and exclusive benefit of Administrative Agent on behalf of Buyers. To the extent required by this Agreement, and subject to the provisions of Section 5(b)(Income), Servicer shall, and shall cause each subservicer to, deposit or credit to the Collection Account all Income within two (2) Business Days of receipt thereof. Following the occurrence of an Event of Default, such amounts shall be deposited or credited irrespective of any right of setoff or counterclaim arising in favor of Servicer (or any third party claiming through it) under any other agreement or arrangement.
(iv)Servicer Termination. Upon the occurrence of an Event of Default or a Servicer Termination Event, Administrative Agent, in its sole discretion, may terminate Servicer’s obligations as servicer of the affected Underlying Assets and require Servicer to deliver the related Servicing Records to the Administrative Agent or its designees without payment of any penalty or termination fee. Such termination shall be effective upon transfer of the Underlying Assets to a successor servicer. Upon any such termination, all authority and power of Servicer respecting its rights to service and duties under this Agreement relating thereto, shall pass to and be vested in a successor servicer appointed by Administrative Agent and Administrative Agent is hereby authorized and empowered to transfer such rights to service the Underlying Assets for such price and on such terms and conditions as Administrative Agent shall reasonably determine. Servicer shall promptly take such actions and furnish to Buyer such documents that Administrative Agent reasonably deems necessary or appropriate to enable Administrative Agent to enforce such Underlying Assets and shall perform all acts and take all actions so that the Underlying Assets and all files and documents relating to such Underlying Assets held by Servicer, together with all escrow amounts relating to such Underlying Assets, are delivered to successor servicer, including but not limited to preparing, executing and delivering to the successor servicer any and all documents and other instruments, placing in the successor servicer’s possession all Servicing Records pertaining to such Underlying Assets and doing or causing to be done, all at Servicer’s sole expense. All amounts paid by the purchaser of such rights to service or subservice the Underlying Assets shall be paid in accordance with Section 5 hereof. The Servicing Rights required to be delivered to successor servicer in accordance with this paragraph shall be delivered free of any Servicing Rights in favor of Servicer or any third party (other than Administrative Agent) and free of any title, interest, lien, encumbrance or claim of any kind of Servicer other than record title to the Mortgages relating to the Underlying Assets and the right and obligation to repurchase the Underlying Assets hereunder. No exercise by Administrative Agent on behalf of Buyers of their rights under this paragraph shall relieve Servicer of responsibility or liability for any breach of this Agreement.

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Section 18.eNotes. To the extent an Underlying Asset is an eMortgage Loan (as defined on Annex 4 hereto), it shall be held with the Custodian and shall be subject to the additional terms set forth in Annex 4 hereto. The provisions on Annex 4 are hereby incorporated into this Agreement, as the same may be amended from time to time, and shall supplement the terms and provisions of this Agreement. To the extent of any conflict between this Agreement and the terms set out on Annex 4 with respect to the subject matter thereof, the provisions on Annex 4 shall control.
Section 19.Due Diligence. Each Seller Party and Guarantor acknowledges that Administrative Agent (and each Buyer, by making a request to Administrative Agent) has the right to perform continuing due diligence reviews with respect to the Purchased Assets and the Underlying Assets and each Seller Party, Guarantor and Servicer, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and each Seller Party and Guarantor agrees that (a) upon reasonable prior written notice (unless an Event of Default shall have occurred, in which case no notice is required), Administrative Agent, each Buyer or their respective authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of the Asset Files and any and all documents, records, agreements, instruments or information relating to the Purchased Assets and Underlying Assets (the “Due Diligence Documents”) in the possession or under the control of such Seller Party and/or the Custodian, or (b) upon request, such Seller Party shall create and deliver to Administrative Agent within [***] of such request, in electronic form, in a format agreed upon by Administrative Agent and Seller Parties, such Due Diligence Documents as Administrative Agent may request. Each Seller Party and Guarantor also shall make available to Administrative Agent and Buyers a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Purchased Assets, the Asset Files and the Underlying Assets. Without limiting the generality of the foregoing, each Seller Party acknowledges that Administrative Agent on behalf of Buyers may enter into transactions with Seller Parties in respect of the Purchased Assets and Underlying Assets based solely upon the information provided by Seller Parties to Administrative Agent in the Asset Schedule and the representations, warranties and covenants contained herein, and that Administrative Agent (or any Buyer, if such diligence request is approved by Administrative Agent) at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Purchased Assets and the Underlying Assets subject to a Transaction, including, without limitation ordering broker’s price opinions, new credit reports and new appraisals with respect to the related Underlying Assets and any related Mortgaged Properties, reviewing and verifying insurance and claims history, and otherwise re-generating the information used to originate such Underlying Assets. Each Seller Party agrees to cooperate with Administrative Agent, each Buyer and any mutually agreed upon third party due diligence firm to perform such due diligence, subject to such third party due diligence firm executing Administrative Agent’s standard form of disclosure agreement, and will provide each Buyer and any third party due diligence firm with access to any and all documents, records, agreements, instruments or information relating to such Underlying Assets in the possession, or under the control, of such Seller Party. Seller further agrees that Seller shall pay all reasonable and documented third-party out-of-pocket costs and expenses incurred by Administrative Agent and each Buyer in connection with Administrative Agent’s and each Buyer’s activities pursuant to this Section 19

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in an amount not to exceed the Due Diligence Cap per calendar year. All third-party diligence provided to or for Seller with respect to the Underlying Assets must be performed by third party diligence providers acceptable to Administrative Agent in its reasonable discretion, and each scope of work (including changes thereto) are subject to Administrative Agent’s approval. For the avoidance of doubt, any due diligence requested by a Buyer pursuant to this section, shall be completed through Administrative Agent or its agents.
Section 20.Assignability.
(a)The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by any Seller Party without the prior written consent of Buyers and Administrative Agent. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. Nothing in this Agreement express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit of any legal or equitable right, power, remedy or claim under this Agreement. A Buyer may, from time to time, assign all or a portion of its rights and obligations under this Agreement and the Facility Documents pursuant to an executed assignment and acceptance by the applicable Buyer and assignee (“Assignment and Acceptance”), specifying the percentage or portion of such rights and obligations assigned; provided that, any such assignment, other than an assignment to an Affiliate of the Administrative Agent, is subject to the prior written consent of Seller so long as no Event of Default has occurred and is continuing. Upon such assignment, (a) such assignee shall be a party hereto and to each Facility Document to the extent of the percentage or portion set forth in the Assignment and Acceptance, and shall succeed to the applicable rights and obligations of the related Buyer hereunder, and (b) such Buyer shall, to the extent that such rights and obligations have been so assigned by it be released from its obligations hereunder and under the Facility Documents to the extent of the percentage or portion set forth in the Assignment and Acceptance. Unless otherwise stated in the Assignment and Acceptance, each Seller Party shall continue to take directions solely from Administrative Agent unless otherwise notified by Administrative Agent in writing.
(b)A Buyer may sell participations to one or more Persons in or to all or a portion of its rights and obligations under this Agreement; provided, however, that (i) such Buyer’s obligations under this Agreement shall remain unchanged, (ii) such Buyer shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) each Seller Party shall continue to deal solely and directly with Administrative Agent in connection with such Buyer’s rights and obligations under this Agreement and the other Facility Documents except as provided in Section 7. Seller agrees that each participant shall be entitled to the benefits of Section 7 (subject to the requirements and limitations therein, including the requirements under Section 7(e)) to the same extent as if it were a Buyer and had acquired its interest by assignment pursuant to paragraph (a) of this Section; provided that such participant (A) agrees to be subject to the provisions of Section 7 as if it were an assignee under paragraph (a) of this Section; and (B) shall not be entitled to receive any greater payment under Section 7, with respect to any participation, than its participating Buyer would have been entitled to receive,

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except to the extent such entitlement to receive a greater payment results from a change in applicable law that occurs after the participant acquired the applicable participation.
(c)A Buyer may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 20, disclose to the assignee or participant or proposed assignee or participant, as the case may be, any information relating to any Seller Party or to any aspect of the Transactions that has been furnished to such Buyer by or on behalf of such Seller Party; provided that such assignee or participant or proposed assignee or participant shall, as the case may be, hold any such information in confidence per a standard non-disclosure agreement to be entered into between such Buyer and such assignee or participant or proposed assignee or participant.
(d)In the event a Buyer assigns all or a portion of its rights and obligations under this Agreement, the parties hereto agree to negotiate in good faith an amendment to this Agreement to add agency provisions similar to those included in repurchase agreements for similar syndicated repurchase facilities.
Section 21.Transfer and Maintenance of Register.
(a)Subject to acceptance and recording thereof pursuant to paragraph (b) of this Section 21, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of the applicable Buyer under this Agreement. Any assignment or transfer by a Buyer of rights or obligations under this Agreement that does not comply with this Section 21 shall be treated for purposes of this Agreement as a sale by such Buyer of a participation in such rights and obligations in accordance with Section 20(b) hereof.
(b)Administrative Agent, acting solely for this purpose as a non-fiduciary agent of Seller, shall maintain a register on which it will record each Buyer’s rights hereunder, and each assignment and participation. Such register shall include the names and addresses of each Buyer (including all assignees, successors and participants) and the percentage or portion of such rights and obligations assigned.  The entries in the register shall be conclusive absent manifest error and Seller and Buyer shall treat each Person whose name is recorded in the register pursuant to the terms hereof as a Buyer hereunder for all purposes of this Agreement, and failure to make any such recordation, or any error in such recordation shall not affect Seller’s obligations in respect of such rights. If a Buyer sells a participation in its rights hereunder, it shall provide Administrative Agent and Seller Parties, and maintain as agent of Seller Parties, the information described in this paragraph and permit Seller Parties and Administrative Agent to review such information as reasonably needed for Administrative Agent and Seller Parties to comply with its obligations under this Agreement or under any applicable Requirement of Law.
Section 22.Reserved.
Section 23.Set-Off.

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(a)    In addition to any rights and remedies of Administrative Agent and Buyers hereunder and by law, Administrative Agent and Buyers upon the occurrence and during the continuance of an Event of Default, shall have the right, without prior notice to any Seller Party, any such notice being expressly waived by each Seller Party to the extent permitted by applicable law to set-off and appropriate and apply against any obligation from any Seller Party or any Affiliate thereof to Administrative Agent, any Buyer or any of their respective Affiliates any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other obligation (including to return excess margin), credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by or due from Administrative Agent, any Buyer or any of their respective Affiliates to or for the credit or the account of any Seller Party or any Affiliate thereof. Administrative Agent agrees promptly to notify Seller Parties after any such set-off and application made by Administrative Agent, and each Buyer agrees promptly to notify Administrative Agent and Seller Parties after any such set-off and application made by Administrative Agent or such Buyer; provided that in any case the failure to give such notice shall not affect the validity of such set-off and application.
(c)Administrative Agent shall at any time have the right, in each case until such time as Administrative Agent determines otherwise, to retain, to suspend payment or performance of, or to decline to remit, any amount or property that Administrative Agent or any Buyer would otherwise be obligated to pay, remit or deliver to Seller hereunder if an Event of Default or Default has occurred and is continuing.
Section 24.Terminability. Each representation and warranty made or deemed to be made by entering into a Transaction, herein or pursuant hereto shall survive the making of such representation and warranty, and none of Administrative Agent or any Buyer shall be deemed to have waived any Default or Event of Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that Administrative Agent or such Buyer may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time the Transaction was made. The obligations of Seller under Section 16 hereof shall survive the termination of this Agreement.
Section 25.Notices and Other Communications. Except as otherwise expressly permitted by this Agreement, all notices, requests and other communications provided for herein (including without limitation any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including without limitation by electronic delivery) delivered to the intended recipient at the “Address for Notices” specified below its name on the signature pages hereof or thereof; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Agreement and except for notices given under Section 3 hereof (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by electronic delivery or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid. In all cases, to the extent that the related individual set forth in the respective “Attention” line is no longer employed by the

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respective Person, such notice may be given to the attention of a Responsible Officer of the respective Person or to the attention of such individual or individuals as subsequently notified in writing by a Responsible Officer of the respective Person.
Section 26.Entire Agreement; Severability; Single Agreement.
(a)    This Agreement, together with the Facility Documents, constitute the entire understanding among Administrative Agent, Buyers, and each Seller Party and Guarantor with respect to the subject matter they cover and shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions involving the Purchased Asset and Underlying Assets. By acceptance of this Agreement, Administrative Agent, Buyers and each Seller Party and Guarantor acknowledge that they have not made, and are not relying upon, any statements, representations, promises or undertakings not contained in this Agreement. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
(d)Administrative Agent, Buyers and each Seller Party acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and that each has been entered into in consideration of the other Transactions. Accordingly, each of Administrative Agent, each Buyer and each Seller Party agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that payments, deliveries, and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries, and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries, and other transfers may be applied against each other and netted and (iii) to promptly provide notice to the other after any such set off or application; provided that the failure to give such notice shall not affect the validity of such set off and application.
Section 27.GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 28.SUBMISSION TO JURISDICTION; WAIVERS. ADMINISTRATIVE AGENT, EACH BUYER AND EACH SELLER PARTY EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY:
(a)SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER FACILITY DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY

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JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;
(b)CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;
(c)AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED;
(d)AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND
(e)WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER FACILITY DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
Section 29.No Waivers, etc. No failure on the part of Administrative Agent or any Buyer to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Facility Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Facility Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. An Event of Default shall be deemed to be continuing unless expressly waived by Administrative Agent in writing.
Section 30.Confidentiality.
(a)Administrative Agent, each Buyer and each Seller Party and Guarantor hereby acknowledge and agree that this Agreement and its terms, provisions, supplements and amendments, and notices hereunder (including any information delivered pursuant to a Compliance Certificate) or as set forth in any of the Facility Documents or the Transactions contemplated thereby (the “Confidential Terms”) shall be kept confidential and shall not be

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divulged to any party without the prior written consent of such other party except to the extent that (i) it is necessary to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or regulatory bodies or in order to comply with any applicable federal or state laws, including any disclosures or filing required by the SEC or state securities laws, (ii) any of the Confidential Terms are in the public domain other than due to a breach of this covenant, (iii) if an Event of Default has occurred and is continuing and Administrative Agent or any Buyer determines such information to be necessary or desirable to disclose in connection with the marketing and sales of the Purchased Assets or otherwise to enforce or exercise Administrative Agent’s or Buyer’s rights hereunder, (iv) disclosure by Administrative Agent or such Buyer is in connection with its rights under Section 10 and Section 20 hereof, (v) it is necessary to disclose to its Affiliates and its and their employees, directors, officers, advisors (including legal counsel, accountants, and auditors), representatives and servicers, (vi) it is requested or required by governmental agencies, regulatory bodies or other legal, governmental or regulatory process, in which case each party shall provide prior written notice to the other parties to the extent not prohibited by the applicable law or regulation, or (vii) disclosure by Administrative Agent or any Buyer to current or potential investors in connection with a financing, securitization or other risk transfer in respect of the Purchased Assets, Underlying Assets or Transactions; provided that such current or potential investors are required to hold any such disclosure in confidence per a standard non-disclosure agreement with limitations on disclosure substantially similar to the terms hereof. Notwithstanding the foregoing or anything to the contrary contained herein or in any other Facility Document, the parties hereto may disclose to any and all Persons, without limitation of any kind, the federal, state and local tax treatment of the Transactions, any fact relevant to understanding the federal, state and local tax treatment of the Transactions, and all materials of any kind (including opinions or other tax analyses) relating to such federal, state and local tax treatment and that may be relevant to understanding such tax treatment; provided that no Seller Party nor Guarantor may disclose the name of or identifying information with respect to Administrative Agent, Buyers or any pricing terms (including, without limitation, the Pricing Rate, Purchase Price Percentage and Purchase Price) or other nonpublic business or financial information (including any concentration limits and financial covenants) that is unrelated to the federal, state and local tax treatment of the Transactions and is not relevant to understanding the federal, state and local tax treatment of the Transactions, without the prior written consent of Administrative Agent and Buyers. The provisions set forth in this Section 30 shall survive the termination of this Agreement. In addition, loanDepot, Inc. may disclose the Confidential Terms with prior (if feasible) written notice by Guarantor to Administrative Agent, any disclosures or filing required under Securities and Exchange Commission (“SEC”) or state securities’ laws; provided that loanDepot, Inc. shall not file the Pricing Side Letter without the Administrative Agent’s prior written consent.
(b)Notwithstanding anything in this Agreement to the contrary, each Seller Party and Guarantor shall comply and Administrative Agent and Buyers shall comply with all applicable local, state and federal laws, including, without limitation, all privacy and data protection law, rules and regulations that are applicable to the Purchased Assets, the Underlying Assets and/or any applicable terms of this Agreement (the “Confidential Information”). Each Seller Party and Guarantor understands that the Confidential Information may contain “nonpublic personal information”, as that term is defined in Section 509(4) of the Gramm-Leach-

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Bliley Act (the “GLB Act”), and each Seller Party and Guarantor agrees to maintain such nonpublic personal information that it receives hereunder in accordance with the GLB Act and other applicable federal and state privacy laws. Each Seller Party and Guarantor shall implement such physical and other security measures as shall be necessary to (a) ensure the security and confidentiality of the “nonpublic personal information” of the “customers” and “consumers” (as those terms are defined in the GLB Act) of Administrative Agent or any Buyer or any Affiliate of Administrative Agent or any Buyer which Administrative Agent or such Buyer holds, (b) protect against any threats or hazards to the security and integrity of such nonpublic personal information, and (c) protect against any unauthorized access to or use of such nonpublic personal information. Each Seller Party and Guarantor shall, at a minimum establish and maintain such data security program as is necessary to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information as set forth in the Code of Federal Regulations at 12 CFR Parts 30, 208, 211, 225, 263, 308, 364, 568 and 570. Upon request, each Seller Party and Guarantor, as applicable, will provide evidence reasonably satisfactory to allow Administrative Agent to confirm that such Seller Party or Guarantor, as applicable, has satisfied its obligations as required under this Section. Without limitation, this may include Administrative Agent’s review of audits, summaries of test results, and other equivalent evaluations of each Seller Party and Guarantor, subject to the confidentiality provisions hereof. Unless otherwise prohibited by a Governmental Authority or any Requirement of Law, each party hereto shall notify the other parties hereto (in accordance with Section 25 hereof) immediately following discovery of any breach or compromise of the security, confidentiality, or integrity of nonpublic personal information of the customers and consumers of such party or their Affiliates provided directly to the other parties hereto by such party.
Section 31.Intent.
(a)The parties recognize that each Transaction is a “securities contract” as that term is defined in Section 741 of Title 11 of the United States Code, as amended, and a “master netting agreement” as that term is defined in Section 101(38A)(A) of the Bankruptcy Code, that all payments hereunder are deemed “margin payments” or “settlement payments” as defined in Title 11 of the United States Code, and that both the pledge of the Repurchase Assets and the Guaranty constitutes “a security agreement or other arrangement or other credit enhancement” that is “related to” this Agreement and Transactions hereunder within the meaning of Sections 101(38A)(A) and 741(7)(A)(xi) of the Bankruptcy Code. Administrative Agent and Buyers and each Seller Party and Guarantor further recognize and intend that this Agreement is an agreement to provide financial accommodations and is not subject to assumption pursuant to Bankruptcy Code Section 365(a).
(b)Administrative Agent’s right to liquidate the Purchased Assets, Underlying Assets and Repurchase Assets delivered to it in connection with the Transactions hereunder or to accelerate or terminate this Agreement or otherwise exercise any other remedies pursuant to Section 15 hereof is a contractual right to liquidate, accelerate or terminate such Transaction as described in Bankruptcy Code Sections 555 and 561; any payments or transfers of

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property made with respect to this Agreement or any Transaction to satisfy a Margin Deficit shall be considered a “margin payment” as such term is defined in Bankruptcy Code Section 741(5).
(c)The parties agree and acknowledge that if a party hereto is an “insured depository institution,” as such term is defined in the Federal Deposit Insurance Act, as amended (“FDIA”), then each Transaction hereunder is a “qualified financial contract,” as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).
(d)It is understood that this Agreement constitutes a “netting contract” as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a “covered contractual payment entitlement” or “covered contractual payment obligation”, respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a “financial institution” as that term is defined in FDICIA).
(e)Each party agrees that this Agreement is intended to create mutuality of obligations among the parties, and as such, this Agreement constitutes a contract which (i) is between all of the parties and (ii) places each party in the same right and capacity.
(f)This Agreement is intended to be a “securities contract,” within the meaning of Section 555 under the Bankruptcy Code.
(g)With respect to the security interest granted in Section 8 hereof, as stated therein and affirmed by the Seller Parties here, is intended to constitute a security agreement or other arrangement or other credit enhancement related to this Agreement and Transactions hereunder as defined under Sections 101(38A)(A) and 741(7)(A)(xi) of the Bankruptcy Code, and is further intended to be a guaranty of Seller’s Obligations to the Buyers.
Section 32.Disclosure Relating to Certain Federal Protections. The parties acknowledge that they have been advised that:
(a)in the case of Transactions in which one of the parties is a broker or dealer registered with the SEC under Section 15 of the Securities Exchange Act of 1934 (“1934 Act”), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 do not protect the other party with respect to any Transaction hereunder;
(b)in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, the Securities Investor Protection Act of 1970 will not provide protection to the other party with respect to any Transaction hereunder; and
(c)in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a

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deposit and therefore are not insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.
Section 33.Recording of Communications. Administrative Agent, each Buyer and each Seller Party shall have the right (but not the obligation) from time to time to make or cause to be made tape recordings of communications between its employees and those of the other party with respect to Transactions upon notice to the other party of such recording. Administrative Agent, each Buyer and each Seller Party consent to the admissibility of such tape recordings in any court, arbitration, or other proceedings. The parties agree that a duly authenticated transcript of such a tape recording shall be deemed to be a writing conclusively evidencing the parties’ agreement.
Section 34.Conflicts. In the event of any conflict between the terms of this Agreement, any other Facility Document and any Confirmation, the documents shall control in the following order of priority: first, the terms of the Confirmation shall prevail, second, the terms of the Pricing Side Letter shall prevail, third, the terms of this Agreement shall prevail, and then, the terms of the Facility Documents shall prevail.
Section 35.Authorizations.
(a)Any of the persons identified as “Authorized Representatives” whose signatures and titles are on Schedule 3 to the Pricing Side Letter are authorized, acting singly, to act for any Seller Party, Administrative Agent or each Buyer, as the case may be, under this Agreement. The parties hereto may amend Schedule 3 from time to time by delivering a revised schedule to the other parties and expressly stating that such revised schedule shall replace the existing Schedule 3 to the Pricing Side Letter.
(b)Seller confirms and agrees that each Authorized Individual for Payment Instructions identified on Schedule 4 to the Pricing Side Letter is authorized, acting singly, to provide and confirm payment instructions (including pursuant to any call-back verifications initiated by Administrative Agent on behalf of Buyers) with respect to the transfers of any payments by Administrative Agent for the benefit of Seller hereunder. Seller may amend Schedule 4 to the Pricing Side Letter from time to time by delivering a revised schedule to Administrative Agent, signed by an Authorized Representative of Seller, and expressly stating that such revised schedule shall replace the existing Schedule 4 to the Pricing Side Letter.
(c)From time to time, Seller Parties may utilize the Finance Portal to access information and reports related to the Transactions, initiate requests to enter into Transactions and effect repurchases of designated Underlying Assets, provide payment instructions for funding Transactions, and discharge certain reporting and notice obligations to Administrative Agent and Buyers, as contemplated by the Facility Documents.  Seller shall maintain a list of individuals (each, a “Finance Portal Approved User”) with authorization to access information and/or administer Transactions through the Finance Portal for or on behalf of any Seller Party including, if applicable, the authorization to provide Settlement Party payment instructions through the Finance Portal in connection with Direct Disbursement Transactions or to approve the funding of Transactions in connection with such payment instructions provided by another

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Finance Portal Approved User. Each person identified as an Authorized Administrator for Finance Portal Access on Schedule 5 to the Pricing Side Letter is authorized, acting singly and at any time, and from time to time, to grant, remove, manage and modify the authorization of any person as a Finance Portal Approved User with respect to the Transactions.  Administrative Agent shall not be under any duty or obligation to inspect, review or verify, nor to make any investigation into the accuracy, suitability or due authorization of, any request, instruction, certification or other information (including without limitation any payment or disbursement instructions or repurchase requests) provided by any person duly authorized as a Finance Portal Approved User by an Authorized Administrator for Finance Portal Access and acting in accordance with such user’s authorized entitlements via the Finance Portal.  In the absence of bad faith on the part of Administrative Agent, Administrative Agent may conclusively rely upon any request, instruction, certification or other information furnished by a Finance Portal Approved User via the Finance Portal, and Administrative Agent shall not be liable for any action taken in reliance thereon which is not a result of Administrative Agent’s bad faith or willful misconduct. Seller may amend Schedule 5 to the Pricing Side Letter from time to time by delivering a revised schedule to Administrative Agent and expressly stating that such revised schedule shall replace the existing Schedule 5 to the Pricing Side Letter.
Section 36.Joint and Several. Each Seller Party shall be jointly and severally liable for the full, complete and punctual performance and satisfaction of all obligations of such Seller Party. Accordingly, each Seller Party waives any and all notice of creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by Administrative Agent or Buyers upon Seller Parties’ joint and several liability. Each Seller Party waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon such Seller Party with respect to the Obligations. When pursuing its rights and remedies hereunder against Seller Parties, Administrative Agents and Buyers may, but shall be under no obligation to, pursue such rights and remedies hereunder against Seller Parties or any other Person or against any collateral security for the Obligations or any right of offset with respect thereto, and any failure by Administrative Agent or Buyers to pursue such other rights or remedies or to collect any payments from Seller Parties, any such other Person to realize upon any such collateral security or to exercise any such right of offset, or any release of Seller Parties or any such other Person or any such collateral security, or right of offset, shall not relieve Seller Parties of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Administrative Agent or Buyers against Seller Parties.
Section 37.Miscellaneous.
(a)Counterparts. This Agreement may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Counterparts may be delivered electronically. Documents executed, scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of this Agreement and all matters related thereto, with such scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Agreement, any addendum or amendment

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hereto or any other document necessary for the consummation of the transaction contemplated by this Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with applicable eCommerce Laws. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.
(b)Captions. The captions and headings appearing herein are for included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.
(c)Acknowledgment. Each Seller Party and Guarantor hereby acknowledges that:
(i)it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Facility Documents;
(ii)none of Administrative Agent or any Buyer has a fiduciary relationship to any Seller Party or Guarantor; and
(iii)no joint venture exists among Administrative Agent, Buyers and any Seller Party or Guarantor.
(d)Documents Mutually Drafted. Administrative Agent, Buyers and each Seller Party and Guarantor agree that this Agreement each other Facility Document prepared in connection with the Transactions set forth herein have been mutually drafted and negotiated by each party, and consequently such documents shall not be construed against either party as the drafter thereof.
(e)Amendments. No amendment to this Agreement shall, unless such amendment is in writing and signed by the Trustee, affect the rights of the Trustee under this Agreement or any other document. The Trustee shall be an express third party beneficiary, entitled to enforce its rights hereunder as if a direct party hereto.
Section 38.General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:
(a)the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

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(b)accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;
(c)references herein to “Articles”, “Sections”, “Subsections”, “Paragraphs”, and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;
(d)a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;
(e)the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision;
(f)the term “include” or “including” shall mean without limitation by reason of enumeration;
(g)all times specified herein or in any other Facility Document (unless expressly specified otherwise) are local times in New York, New York unless otherwise stated; and
(h)all references herein or in any Facility Document to “good faith” means good faith as defined in Section 1-201(b)(20) of the UCC as in effect in the State of New York.
Section 39.Administrative Agent
(a)Appointment of Administrative Agent. Except as expressly set forth in this Agreement to the contrary, each Buyer has appointed and designated Administrative Agent for the purpose of performing any action hereunder that may be taken by such Buyer or Administrative Agent.
(b)Seller Party’s Authorization. Each Seller Party, on behalf of itself and its Affiliates, hereby authorizes Administrative Agent and each Buyer to do any of the following: (a) instruct the remittance of, or remit, proceeds by Administrative Agent to any Buyer as agreed to by Buyers, and each Seller Party waives any right which it may have to direct such remittance; and (b) share any information concerning the Seller Parties, any of their Affiliates party to this Agreement or other Facility Document and any Repurchase Assets related to this Agreement or other Facility Document with the other Buyers, regardless of whether or not the Seller Parties or any of their Affiliates party to this Agreement or other Facility Document is in default or an Event of Default has occurred under this Agreement, subject to the limitations set forth in Section 30 hereof.
(c)Resignation of Administrative Agent. Administrative Agent, or any agent or agents hereafter appointed, at any time may resign by giving [***] prior written notice of resignation to Seller Parties and Buyers and complying with the applicable provisions of this Section 39(c). A successor administrative agent shall be promptly appointed by the resigning

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Administrative Agent by written instrument in which it assumes all obligations of Administrative Agent, in duplicate, one copy of which instrument shall be delivered to the resigning Administrative Agent and one copy to the successor administrative agent; provided that, if no successor administrative agent shall have been so appointed and have accepted appointment within [***] after the giving of such notice of resignation, the resigning Administrative Agent may petition any court of competent jurisdiction for the appointment of a successor administrative agent. No resignation by Administrative Agent shall be effective unless and until a successor administrative agent has been appointed in accordance with this Section 39(c).
(d)Successor Administrative Agent. Any successor administrative agent appointed as provided in Section 39(c) hereof shall execute and deliver to Seller Parties, Buyers and to its predecessor Administrative Agent an instrument accepting such appointment and assuming all rights and obligations of Administrative Agent, and thereupon the resignation or removal of the predecessor Administrative Agent shall become effective and such successor administrative agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of its predecessor, with like effect as if originally named as Administrative Agent (the predecessor Administrative Agent shall be discharged from its duties and obligations as Administrative Agent hereunder and under the other Facility Documents); provided that upon the written request of Seller, Buyers or the successor administrative agent, Administrative Agent ceasing to act shall execute and deliver (a) an instrument transferring to such successor administrative agent all of the rights of Administrative Agent so ceasing to act and (b) to such successor administrative agent such instruments as are necessary to transfer the Repurchase Assets to such successor administrative agent (including assignments of all Repurchase Assets or Facility Documents). Upon the request of any such successor administrative agent made from time to time, Seller Parties shall execute any and all papers which the successor administrative agent shall reasonably request or require to more fully and certainly vest in and confirm to such successor administrative agent all such rights. Such successor administrative agent shall enter into an administration and allocation agreement with Buyers. In furtherance of the foregoing, upon replacement of Administrative Agent as contemplated herein, Administrative Agent authorizes the successor administrative agent at the expense of the resigning Administrative Agent to file such financing statements and financing statement amendments as the successor administrative agent deems appropriate to further evidence the assumption by such successor administrative agent of the role as Administrative Agent hereunder. Any releases, limitations on liability and other exculpatory provisions from time to time granted to or otherwise provided for the benefit of a successor administrative agent or any of its successors or assigns in such capacity shall, in addition to inuring to the benefit of such Person, also inure to the benefit of JPMorgan Chase Bank, National Association in its capacity as the predecessor Administrative Agent. Any releases, limitations on liability and other exculpatory provisions applicable to Administrative Agent set forth herein or in any other Facility Document shall continue in effect for the benefit of the predecessor Administrative Agent in respect of any actions taken or omitted to be taken by it in its capacity as and while it was Administrative Agent under this Agreement and the other Facility Documents.
(e)Merger of Administrative Agent. Any Person into which Administrative Agent may be merged or converted or with which it may be consolidated, or any Person

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surviving or resulting from any merger, conversion or consolidation to which Administrative Agent shall be a party or any Person succeeding to the commercial banking business of Administrative Agent, shall be the successor administrative agent without the execution or filing of any paper or any further act on the part of any of the parties but shall provide prior written notice of such merger, conversion or consolidation to each Buyer and each Seller Party.
Section 40.Limitation of Liability of Trustee. It is expressly understood and agreed by the parties hereto that, (a) this Agreement is executed and delivered on behalf of the Asset Subsidiary by Wilmington Savings Fund Society, FSB, not individually or personally, but solely in its capacity as trustee of the Asset Subsidiary, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, covenants, undertakings and agreements herein made on the part of the Asset Subsidiary is made and intended not as personal representations, covenants, undertakings and agreements by Wilmington Savings Fund Society, FSB, but is made and intended for the purpose of binding only the Asset Subsidiary, (c) nothing herein contained shall be construed as creating any liability on Wilmington Savings Fund Society, FSB, individually or personally, to perform any covenant either expressed or implied contained herein of the Asset Subsidiary, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (d) Wilmington Savings Fund Society, FSB has not verified or made any investigation as to the accuracy or completeness of any representations and warranties made by the Asset Subsidiary or any other person in this Agreement and (e) under no circumstances shall Wilmington Savings Fund Society, FSB be personally liable for the payment of any indebtedness or expenses of the Asset Subsidiary or be liable for the breach or failure of any obligation, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by the Asset Subsidiary under this Agreement or any other related documents.
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IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date set forth above.
ADMINISTRATIVE AGENT AND BUYER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:    /s/ Jason Brand
Name:    Jason Brand
Title:    Executive Director

Address for Notices:

JPMorgan Chase Bank, National Association
383 Madison Avenue, 8th Floor
New York, New York 10179
Attn: [***]
Phone Number: [***]
Email: [***]
CC: [***]

With a copy to:

JPMorgan Chase Bank, National Association
383 Madison Avenue, 8th Floor
New York, New York 10179
Attn: SPG Legal

With a copy to:

JPMorgan Chase Bank, National Association
500 Stanton Christiana Road
Newark, Delaware 19713
Attn: [***]
Phone Number: [***]
Email: [***]
CC: [***]

Signature Page to Master Repurchase Agreement
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SELLER:

LOANDEPOT JPM WAREHOUSE FACILITY, LLC

By:    /s/ David Hayes
Name:    David Hayes
Title:    President

Address for Notices:

loanDepot JPM Warehouse Facility, LLC
c/o loanDepot.com, LLC
6561 Irvine Center Drive
Irvine, California 92618
Attention: [***]
Phone: [***]
Email: [***]

Signature Page to Master Repurchase Agreement
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ASSET SUBSIDIARY:

LOANDEPOT JPM WAREHOUSE TRUST

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as trustee

By:    /s/ Kyle Broadbent
Name:    Kyle Broadbent
Title:     Trust Officer

Address for Notices:

loanDepot JPM Warehouse Trust
c/o loanDepot.com, LLC
6561 Irvine Center Drive
Irvine, California 92618
Attention: [***]
Phone: [***]
Email: [***]

Signature Page to Master Repurchase Agreement
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Signature Page to Master Repurchase Agreement
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GUARANTOR:

LOANDEPOT.COM, LLC,

By:    /s/ David Hayes
Name:    David Hayes
Title:     CFO

Address for Notices:

loanDepot.com, LLC
c/o loanDepot.com, LLC
6561 Irvine Center Drive
Irvine, California 92618
Attention: [***]
Phone: [***]
Email: [***]
Signature Page to Master Repurchase Agreement
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SCHEDULE 1-A
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Sch. 1-A-1
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SCHEDULE 1-B
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Sch. 1-B-1
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SCHEDULE 2
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Sch. 2-1
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EXHIBIT A
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Signature Page to Confirmation Letter
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APPENDIX I
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Appendix I to Confirmation Letter
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APPENDIX II
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Appendix II to Confirmation Letter
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EXHIBIT B
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Exh. B-1
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EXHIBIT C
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Exh. C-1
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EXHIBIT D
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Exh. D-1
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EXHIBIT E
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Exh. E-1
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ANNEX 1
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ANNEX 2
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Annex 2-1
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ANNEX 3
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Annex 3-1
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Annex 4-1
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